EXHIBIT 10.1

[GRAPHIC OMITTED]



                                                                  EXECUTION COPY

                                15 December 2005

                    RBS CARDS SECURITISATION FUNDING LIMITED
                               as Loan Note Issuer

                     SOUTH GYLE RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                       THE BANK OF NEW YORK, LONDON BRANCH
                               as Security Trustee

                         THE ROYAL BANK OF SCOTLAND PLC
     as Transferor, Transferor Beneficiary, Servicer and Trust Cash Manager

                          NATIONAL WESTMINSTER BANK PLC
                    as Transferor and Transferor Beneficiary

                THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED as Registrar, Account Bank and Jersey Bank Account Operator

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                       SERIES 2005-A LOAN NOTE SUPPLEMENT

                               SUPPLEMENTAL TO THE

                               SECURITY TRUST DEED

                               DATED 27 MARCH 2000

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                                    CONTENTS

                                                                            PAGE

CLAUSE

1.       Interpretation........................................................2

2.       Effect Of Series 2005-A Loan Note Supplement..........................4

3.       Series 2005-A Loan Note Issuer Bank Accounts..........................5

4.       Provisions Supplemental To Security Trust Deed........................6

5.       Provision Of Reports.................................................12

6.       Agreement Of The Secured Creditors And Security Trustee..............13

7.       Covenants Of The Loan Note Issuer....................................13

8.       Governing Law And Jurisdiction.......................................15

9.       Severability Of Provisions...........................................15

10.      No Waiver; Cumulative Remedies.......................................16

11.      Counterparts.........................................................16

Schedule 1    Part 1 Terms And Conditions Of The Series 2005-A Loan Note......17

Part 2        Addition To Clause 7 (Loan Note Issuer Bank Accounts) Of The
              Security Trust Deed.............................................39

Schedule 2    Notice Of Assignment (For The Purposes Of The Security
              Interests (Jersey) Law 1983, As Amended (The Jersey
              Security Law))..................................................42

Schedule 3    The Assigned Documents..........................................45

Schedule 4    Programme Amendments To Security Trust Deed.....................46

Schedule 5    Notice Of Assignment - Lni - 2005-A Trust Property..............48

Schedule 6    Notice Of Assignment - Lni - Relevant Agreements................51

Schedule 7    Notice Of Assignment - Lni - Jersey Bank Accounts...............55

Exhibit A - Part I - Form Of Series 2005-A Loan Note..........................58

Exhibit A - Part Ii- Form Of Series 2005-A Loan Note For Subsequent Holder....60


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THIS SERIES 2005-A LOAN NOTE SUPPLEMENT is made as a deed in Jersey on 15
December 2005

BETWEEN:

(1) RBS CARDS SECURITISATION FUNDING LIMITED, a company incorporated in Jersey, Channel Islands with registered number 76199, having its registered office at Royal Bank House, 71 Bath Street, Jersey JE4 8PJ, Channel Islands (the "LOAN NOTE ISSUER");

(2) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey, Channel Islands with registered number 76197, having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (in its capacity as "RECEIVABLES TRUSTEE");

(3) THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland with registered number 90312, acting through its division RBS Cards, having its registered office at 36 St Andrew Square, Edinburgh EH2 2YE (in its capacity as "TRANSFEROR" and for the purposes of Clause 4 "TRANSFEROR BENEFICIARY", "SERVICER" and "TRUST CASH MANAGER");

(4) NATIONAL WESTMINSTER BANK PLC, ("Natwest") a public limited liability company incorporated in England and Wales with company number 929027, having its registered office at 135 Bishopsgate, London EC2M 3UR in its capacities as "TRANSFEROR" and together, with The Royal Bank of Scotland plc, the "TRANSFERORS", and for the purposes of Clause 4 "TRANSFEROR BENEFICIARY");

(5) THE BANK OF NEW YORK, a New York banking corporation acting through its London branch at One Canada Square, London E14 5AL (acting in its capacities as "SECURITY TRUSTEE" which term shall include wherever the context so admits, such company and all or any other persons or companies for the time being acting as the Security Trustee of this Deed for any Series); and

(6) THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED, a company incorporated in Jersey with limited liability having its registered office at Royal Bank House, 71 Bath Street, Jersey JE4 8PJ, Channel Islands (in its capacity as "REGISTRAR" the "JERSEY BANK ACCOUNT OPERATOR" and for the purposes of Clause 4, the account bank under the Loan Note Issuer Bank Account Agreement, the "ACCOUNT BANK").

WHEREAS

(A) The Loan Note Issuer has established a programme for the issuance of limited recourse loan notes pursuant to the terms of the Security Trust Deed.

(B) The Loan Note Issuer now intends to issue a Series of Loan Notes in accordance with Clauses 6.3 and 6.4 of the Security Trust Deed, in the manner and in the amount set out herein.


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(C)    The Receivables Trustee, the Security Trustee, the Loan Note Issuer the
       Registrar and the Transferors intend to supplement and vary the Security Trust Deed in the manner and to the extent set out herein with the intention that this Deed is supplemental to the Security Trust Deed.

(D) It is intended by the parties hereto that, following the completion of the transactions contemplated by this Series 2005-A Loan Note Supplement, Arran Funding Limited will become a Secured Creditor of the Security Trust in respect of the Secured Property, as supplemented and varied in accordance with the provisions hereof and that the Loan Note issued in accordance with the provisions hereof will constitute or form part of a Series for the purposes of the Security Trust Deed, such Series to be referred to as "SERIES 2005-A" and such Loan Note to be referred to as the "SERIES 2005-A LOAN NOTE".

NOW IT IS HEREBY AGREED as follows:

1.     INTERPRETATION

1.1    DEFINED TERMS

       Terms defined in the Master Framework Agreement dated 27 March 2000 made between, inter alios, the Security Trustee, the Receivables Trustee, the Transferors and the Loan Note Issuer and amended and restated on 28 September 2000, and on o 2005 (the "MASTER FRAMEWORK AGREEMENT"), the Security Trust Deed and in the Schedules (including, without limitation, the Conditions of the Loan Notes) shall have the same meanings when used in this Series 2005-A Loan Note Supplement and the recitals hereto unless the context requires otherwise PROVIDED, HOWEVER that in the event that any term or provision contained herein or in the Schedules attached hereto shall conflict with or be inconsistent with any provision contained in the Security Trust Deed or the terms of the Master Framework Agreement, the terms and provisions contained herein or in the Schedules shall prevail with respect to Series 2005-A only and to the extent that there is any inconsistency with any provision contained herein or in the Schedules the provisions herein shall prevail.

1.2    In this Series 2005-A Loan Note Supplement:

       "ARRAN FUNDING NOTE TRUST DEED" means the deed entered into between the Issuer and the Note Trustee on the 15 December 2005 and "ARRAN FUNDING NOTE TRUST DEED SUPPLEMENT" means the relevant supplement thereto;

       "CONDITIONS" means the terms and conditions of the Loan Note in respect of Series 2005-A set out in Schedule 1, Part 1;

       "CLOSING DATE" means 15 December 2005;

       this "DEED" means this Series 2005-A Loan Note Supplement as the same may be amended, varied, novated or supplemented from time to time;


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       "DEALER AGREEMENT" means the dealer agreement entered into between, amongst others the Loan Note Issuer, the Issuer, the Receivables Trustee and the Transferors on the 16 November 2005.

       "JERSEY SECURITY LAW" has the meaning defined in Clause 4.4;

       "LOAN NOTE ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement dated 27 March 2000 between the Loan Note Issuer and RBSI and referred to as the "Loan Note Issuer's Jersey Corporate Services Agreement" in the Security Trust Deed;

       "LOAN NOTE ISSUER SERIES 2005-A TRUST PROPERTY" has the meaning defined in Clause 4.2;

       "OPERATING BANK" means a Qualified Institution at which the Series 2005-A Loan Note Issuer Accounts are maintained and any other Qualified Institution at which such Series 2005-A Loan Note Issuer Accounts are maintained from time to time;

       "REGISTER" means the register of Series 2005-A Loan Note Holders maintained by the Registrar;

       "REGISTERED HOLDER" means the person specified as the "Registered Holder" in the Register at the relevant time;

       "SECURITY TRUST" means the security trust in relation to Series 2005-A held by the Trustee created for the benefit inter alios of the holder of Series 2005-A Loan Note;

       "SECURED CREDITORS" means those parties listed in Clause 4.1 (ii) below;

       "SERIES 2005-A LOAN NOTE HOLDER" means Arran Funding Limited, or any transferee permitted hereunder;

       "SERIES 2005-A LOAN NOTE ISSUER DISTRIBUTION ACCOUNT" means the account of the Loan Note Issuer held with The Royal Bank Of Scotland International Limited titled as "Rbs Cards Secure Fund Ltd 2005 A" with sort code 16-10-28 and account number 50452307;

       "SERIES 2005-A LOAN NOTE ISSUER EXPENSE ACCOUNT" means the account of the Loan Note Issuer held with The Royal Bank Of Scotland International Limited titled as "Rbs Cards Secure Fund Ltd Expenses 2005 A" with sort code 16-10-28 and account number 50452331;

       "SERIES 2005-A LOAN NOTE ISSUER ACCOUNTS" means the Series 2005-A Loan
       Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account;

       "SERIES 2005-A LOAN NOTE ISSUER BANK AGREEMENT" means the Loan Note Issuer Bank Agreement dated 16 November 2005 between (inter alios) the Loan Note Issuer and the Security Trustee as the same may be amended, novated, or supplemented from time to time;

       "SERIES 2005-A LOAN NOTE ISSUER JERSEY ASSIGNED PROPERTY" has the meaning defined in Clause 4.4;


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       "SERIES 2005-A LOAN NOTE ISSUER JERSEY DEPOSITED PROPERTY" has the
       meaning defined in Clause 4.4;

       "SERIES 2005-A LOAN NOTE ISSUER JERSEY SECURED PROPERTY" means the Series 2005-A Loan Note Issuer Jersey Assigned Property together with the Series 2005-A Loan Note Issuer Jersey Deposited Property;

       "SERIES 2005-A LOAN NOTE ISSUER JERSEY SECURITY INTEREST" has the meaning defined in Clause 4.4; and,

       "SUBSCRIPTION AGREEMENT" means the subscription agreement entered into between, amongst others, the Loan Note Issuer, the Issuer, the Receivables Trustee and the Transferors on the 8 December 2005.

2.     EFFECT OF SERIES 2005-A LOAN NOTE SUPPLEMENT

2.1    ISSUE OF SERIES 2005-A LOAN NOTE

       Upon:

       (i) the making by the Series 2005-A Loan Note Holder of the advance and the payment referred to in Clause 2.2;

       (ii) the issue of a duly executed Series 2005-A Loan Note to the Series 2005-A Loan Note Holder and the transfer of such Series 2005-A Loan Note by way of security to The Bank of New York, London branch in its capacity as note trustee (the "NOTE TRUSTEE") under the Arran Funding Note Trust Deed as supplemented by the relevant Arrant Funding Note Trust Deed Supplement relating to the corresponding series of Notes issued by the Series 2005-A Loan Note Holder (the "SERIES 2005-A ISSUER DEED OF CHARGE") or a nominee of the Note Trustee; and

       (iii) the Loan Note Issuer (or the Registrar on its behalf) making the appropriate entries in the Loan Note Register in respect of the issuance of the Series 2005-A Loan Note to the Series 2005-A Loan Note Holder and its transfer to the Note Trustee or a nominee of the Note Trustee, the Series 2005-A Loan Note Holder shall, prior to the service of an Enforcement Notice or as the case may be, in accordance with the provisions of Clause 6.1 of the Series 2005-A Issuer Deed of Charge and notwithstanding any other provisions of the Security Trust Deed as supplemented by this Series 2005-A Loan Note Supplement or the Series 2005-A Issuer Deed of Charge to the contrary, be treated for all purposes under the Security Trust Deed, as supplemented by this Series 2005-A Loan Note Supplement, as:

       (a) a Loan Note Holder in respect of Series 2005-A in respect of the benefit and entitlements conferred on the Series 2005-A Loan Note Holder as Loan Note Holder of the Series 2005-A Loan Note excluding the entitlement to receive any payments of amounts due under such Series 2005-A Loan Note which at all times shall be vested in the Registered Holder of the Series 2005-A Loan Note, and in any case where the Registered Holder is the Note Trustee's nominee on the basis that it is held on behalf of the Note Trustee; and


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       (b)    a Secured Creditor under the Security Trust Deed in respect of
              Series 2005-A in accordance with Clauses 5.1 to 5.3 of the Security Trust Deed,

       and as such shall be beneficially entitled to a security interest in the assets comprising the security for the Series 2005-A Loan Note, such security created as security for the Secured Obligations.

2.2    DEPOSIT OF SERIES 2005-A LOAN NOTE PROCEEDS

       In order for the issue, execution and delivery of the Series 2005-A Loan Note referred to in Clause 2.1 to be effected, the Series 2005-A Loan Note Holder shall deposit the subscription monies for the Series 2005-A Loan Note in favour of the Loan Note Issuer in such account as specified or directed by the Loan Note Issuer for value on the Closing Date.

2.3    EXERCISE OF RIGHTS

       For the purposes of the Security Trust Deed and this Series 2005-A Loan Note Supplement all rights, obligations and duties of the Series 2005-A Loan Note Holder shall be exercised at its direction prior to the occurrence of a Loan Note Event of Default in respect of Series 2005-A and, after the occurrence of a Loan Note Event of Default in respect of Series 2005-A, (unless such has been remedied or waived to the satisfaction of the Security Trustee acting on the direction of the Note Trustee) by the Note Trustee.

2.4    FORM OF LOAN NOTE

       The Loan Note in respect of Series 2005-A shall be substantially in the form of Exhibit A.

3.     SERIES 2005-A LOAN NOTE ISSUER BANK ACCOUNTS

3.1 SERIES 2005-A LOAN NOTE ISSUER DISTRIBUTION ACCOUNT AND SERIES 2005-A LOAN NOTE ISSUER EXPENSE ACCOUNT

       3.1.1 The Loan Note Issuer will, with the consent of the Security Trustee (as evidenced by the execution of this Series 2005-A Loan Note Supplement), open the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account, each such account to be operated and maintained by the Loan Note Issuer in respect of Series 2005-A in accordance with the provisions of this Series 2005-A Loan Note Supplement and the Loan Note Issuer Account Bank Agreement and applicable mandate.

       3.1.2 The Loan Note Issuer shall establish, maintain the ledgers required for its operations and shall at all times maintain accurate records reflecting each transaction in the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan
              Note Issuer Expense Account, and shall debit and credit the relevant ledgers accordingly.


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       3.1.3  The Loan Note Issuer shall establish a ledger on the Series 2005-A
              Loan Note Issuer Expense Account identified as the "SERIES 2005-A LOAN NOTE ISSUER PROFIT LEDGER".

3.2    REPLACEMENT OF LOAN NOTE ISSUER ACCOUNT BANK

       If at any time the Loan Note Issuer Account Bank has notified the Loan
       Note Issuer and the Security Trustee that it has ceased to be a Qualified Institution (in accordance with the provisions of the Series 2005-A Loan
       Note Issuer Bank Agreement) the Loan Note Issuer shall, or, after service of an Enforcement Notice, the Security Trustee shall, subject to such matters being reasonably practicable and to it being indemnified and/or secured to its satisfaction, become entitled to direct the Loan Note Issuer, within 10 Business Days of being so notified by the Loan Note Issuer Account Bank to establish a new Series 2005-A Loan Note Issuer Expense Account and a new Series 2005-A Loan Note Issuer Distribution Account meeting the conditions originally specified with respect to each such Series 2005-A Loan Note Issuer Account with a Qualified Institution outside the United Kingdom which shall become the new Loan Note Issuer Account Bank under the terms of the Series 2005-A Loan Note Issuer Bank Agreement, and shall transfer any cash or any investments standing to the credit of each of the existing Series 2005-A Loan Note Issuer Expense Account and the Series 2005-A Loan Note Issuer Distribution Account to the relevant new Series 2005-A Loan Note Issuer Accounts. If the Loan
       Note Issuer shall fail to establish the new Series 2005-A Loan Note Issuer Accounts as required by this Clause 3.2, the Security Trustee shall (subject to such matters being reasonably practicable and to it being indemnified and/or secured to its satisfaction) be entitled to establish the new Series 2005-A Loan Note Issuer Accounts itself and to make such transfers on behalf of the Loan Note Issuer, and the Security Trustee is hereby irrevocably authorised and empowered for such purpose to execute and deliver on behalf of the Loan Note Issuer, by way of security as its attorney, all documents, records and other instruments upon the failure of the Loan Note Issuer to execute or deliver such documents, records or instruments, and to do and to accomplish all other acts or things necessary or appropriate to effect such establishment and transfers, and the Loan Note Issuer hereby agrees to confirm and ratify all such acts.

4.     PROVISIONS SUPPLEMENTAL TO SECURITY TRUST DEED

4.1    PROVISIONS VARYING AND SUPPLEMENTING SECURITY TRUST DEED

       The Security Trust Deed shall be supplemented and varied in the manner and to the extent set out below and shall from the Closing Date be read and construed for all purposes as supplemented and varied as set out in
       Part 2 of Schedule 1 and the security trust in respect of Series 2005-A shall be constituted in accordance with the provisions of the Security Trust Deed as supplemented by this Series 2005-A Loan Note Supplement:

       (i) Clause 1 of the Security Trust Deed shall be supplemented and varied with respect to Series 2005-A by the addition of the definitions set out in Clause 1.2 above and in the Conditions of the Loan Notes as contained in Part 1 of Schedule 1. In the event that any term or provision contained herein and in the Conditions of the Loan Notes as contained in Part 1 of Schedule 1 shall conflict with or be inconsistent with any provision contained in the Security Trust Deed,


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              the terms and provisions of this Series 2005-A Loan Note
              Supplement and the Conditions of the Loan Notes as contained in
              Part 1 of Schedule 1 shall govern. All clause or sub-clause references in Schedules 1 and 2 shall be to the relevant clause or sub-clauses of the Security Trust Deed, except as otherwise provided in such Schedules. All capitalised terms used in Schedules 1 and 2 which are not otherwise defined therein are defined in the Master Framework Agreement. Each capitalised term defined in Schedules 1 and 2 shall relate only to Series 2005-A and no other Series of Loan Note;

       (ii) for the purposes of Clause 5.4(i) of the Security Trust Deed, the Series 2005-A Loan Note Holder, the Security Trustee, any Receiver appointed by the Security Trustee in respect of the Security relating to Series 2005-A shall be "SECURED CREDITORS" for the purposes of the security created pursuant to this Series 2005-A Loan Note Supplement in respect of the Loan Note Issuer obligations under the Series 2005-A Loan Notes; and

       (iii) Clause 7.1 of the Security Trust Deed and Clause 2 of this Series 2005-A Loan Note Supplement shall together incorporate the additional provisions set out in Part 2 of Schedule 1. Clauses 7.2 to 7.4 (inclusive) of the Security Trust Deed shall be read in their entirety as supplemented by the additional provisions set out in Part 2 of Schedule 1

       (iv) The amendments, if any, set out in Schedule 4 (Programme Amendments to Security Trust Deed) shall be made to the Security Trust Deed.

       (v) The provisions of clause 6.4.2 of the Security Trust Deed shall not apply to the issuance of Series 2005-A.

4.2    SECURITY ASSIGNMENT IN RESPECT OF SERIES 2005-A LOAN NOTE

       As continuing security for the payment or discharge of the Secured Obligations (as such term is defined in Clause 1.2 of the Security Trust
       Deed), save to the extent that they constitute Jersey Assets, and subject to Clause 4.9 below, the Loan Note Issuer with full title guarantee, in favour of the Security Trustee for itself and on trust for the Secured Creditors in respect of Series 2005-A:

       (i) assigns absolutely all its right, title and interest, both legal and beneficial, (and all rights and interests arising in respect thereof) in the Receivables Trust as an Investor Beneficiary thereof as provided for in the Series 2005-A Trust Supplement and in the Receivables Trust Deed and Trust Cash Management Agreement in respect of Series 2005-A (the "LOAN NOTE ISSUER SERIES 2005-A TRUST PROPERTY");

       (ii) assigns absolutely all its right, title, interest and benefit present and future in and to any agreement relating solely to Series 2005-A which the Loan Note Issuer is, or may at any time be expressed to have the benefit of or to have any rights under or to have any other interest in and to any document listed in Schedule 3 and to any other agreement or document relating to Series 2005-A (other than for the avoidance of doubt the Receivables Trust Deed and Trust


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              Cash Management Agreement, as supplemented by the Series 2005-A
              Trust Supplement, the Loan Note Issuer Corporate Services Agreement, the Dealer Agreement and the Subscription Agreement) which the Loan Note Issuer is or may at any time be, expressed to have the benefit of or to have any rights under or to have any other interest in unless otherwise charged or secured by way of security under this Clause 4.2, (including, without limitation, all supplements and accretions thereto, all rights to receive payment of any amounts which may become payable thereunder and all payments received by the Loan Note Issuer thereunder and all items expressed to be held on trust for the Loan Note Issuer thereunder or comprised therein, all rights to serve notices or give consents and directions or make demands thereunder or take such steps as are required to cause payments to become due and payable thereunder and all rights of actions in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof);

       (iii) charges by way of first fixed charge all its right, title, interest and benefit present and future in and to the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account and to any Additional Loan Note Issuer Accounts for Series 2005-A (as such term is defined in Clause 7.1 of the Security Trust Deed, which may at any time be opened in accordance with Clause 7.1 of the Security Trust Deed) and in and to which all sums of money which may now or hereafter from time to time be credited to the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account or in respect of any amounts representing or derived from the Loan Note Issuer Series 2005-A Trust Property to any bank or other accounts in which the Loan Note Issuer may at any time in relation to Series 2005-A have or acquire any right, title, interest or benefit together with all interest accruing from time to time thereon and the debts represented thereby and all its right, title, interest and benefit present and future therein; and

       (iv) charges by way of first fixed charge all of the Loan Note Issuer's rights in and to the Permitted Investments in respect of Series 2005-A and any payment due in respect thereof and the debts represented thereby, and for the purposes of perfection and in connection with the creation of the security interests pursuant hereto the Loan Note Issuer agrees to give such notices of assignment to perfect the security interests as may from time to time be deemed necessary.

4.3    NOTICE OF ASSIGNMENT

       The Loan Note Issuer hereby gives notice to the Receivables Trustee, each Transferor Beneficiary, each Transferor, the Account Bank, the Jersey Bank Account Operator, the Trust Cash Manager and the Servicer, (each a "NOTIFIED PARTY") of the assignment by way of security made by the Loan
       Note Issuer to the Security Trustee on trust (for itself and the other Secured Creditors in respect of Series 2005-A) under Clause 4.2 and in
       Schedule 4 (Programme Amendments to Security Trust Deed), which notice each Notified Party acknowledges by execution of this Series 2005-A Loan Note Supplement.



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4.4    SERIES 2005-A LOAN NOTE ISSUER JERSEY SECURED PROPERTY

       To the intent that the Security Trustee (for itself and on trust for the other Secured Creditors in respect of Series 2005-A) shall have a security interest (the "SERIES 2005-A LOAN NOTE ISSUER JERSEY SECURITY INTEREST") in accordance with the Security Interests (Jersey) Law 1983 (the "JERSEY SECURITY LAW") (and as secured party for the purposes of the Jersey Security Law) in the Series 2005-A Loan Note Issuer Jersey Secured Property for the payment or discharge of the Secured Obligations (as such term is defined in Clause 1.2 of the Security Trust Deed) and subject to Clause 4.9, the Loan Note Issuer (as debtor for the purposes of the Jersey Security Law):

       4.4.1 assigns to the Security Trustee (or to such other person acting on its behalf as it shall nominate) to the extent that the same are situate in Jersey at any relevant time:

              (i) all its right, title and interest, both legal and beneficial (and all rights and interests arising in respect thereof) in the Loan Note Issuer Series 2005-A Trust Property;

              (ii) all its right, title, interest and benefit present and future in and to any agreement relating solely to Series 2005-A which the Loan Note Issuer is or may at any time be expressed to have the benefit of or to have any rights under or to have any other interest in and to any document listed in Schedule 3 and to any other agreement or document relating to Series 2005-A (other than for the avoidance of doubt the Receivables Trust Deed and Trust Cash Management Agreement, as supplemented by the Series 2005-A Trust Supplement, the Loan Note Issuer Corporate Services Agreement, the Dealer Agreement and the Subscription Agreement) which the Loan Note Issuer is or may at any time be, expressed to have the benefit of or to have any rights under or to have any other interest in unless otherwise charged or secured by way of security under this Clause 4.4 (including, without limitation, all supplements and accretions thereto, all rights to receive payment of any amounts which may become payable thereunder and all payments received by the Loan Note Issuer thereunder and all items expressed to be held on trust for the Loan Note Issuer thereunder or comprised therein, all rights to serve notices or give consents and directions or make demands thereunder or take such steps as are required to cause payments to become due and payable thereunder and all rights of actions in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof);

              (iii) all its right, title, interest and benefit present and future in and to the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account and to any Additional Loan Note Issuer Accounts for Series 2005-A (as such term is defined in Clause 7.1 of the Security Trust Deed, which may at any time be opened in accordance with Clause 7.1 of the Security Trust Deed) and in and to which will be paid all sums of money which may now or hereafter from


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                     time to time be credited to the Series 2005-A Loan Note
                     Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account or in respect of any amounts representing or derived from the Loan Note Issuer Series 2005-A Trust Property to any bank or other accounts in which the Loan Note Issuer may at any time have or acquire any right, title, interest or benefit together with all interest accruing from time to time thereon and the debts represented thereby and all its right, title, interest and benefit present and future therein; and

              (iv) all of the Loan Note Issuer's rights in and to the Permitted Investments in respect of Series 2005-A and any payment due in respect thereof and the debts represented thereby,

              (being together and insofar as the same are situate in Jersey at any relevant time, the "SERIES 2005-A LOAN NOTE ISSUER JERSEY ASSIGNED PROPERTY" which shall include any element thereof) and for the purposes of perfection and in connection with the creation of the Series 2005-A Loan Note Issuer Jersey Security Interest pursuant hereto, the Loan Note Issuer joins with the Security Trustee in giving notices in the forms set out in Schedules 2 or 5, 6 and 7, as the case may be to each person from whom the Loan
              Note Issuer (as assignor) would have been entitled to claim the assigned property but for the assignment; and

       4.4.2 agrees for purposes of creating a Series 2005-A Loan Note Issuer Jersey Security Interest therein that, to the extent that the Loan
              Note Issuer shall not have assigned to the Security Trustee (or some person on its behalf) or perfected in favour of the Security Trustee (or some person on its behalf) title to the Loan Note Issuer Series 2005-A Trust Property, the Security Trustee (or some person on its behalf) shall have possession of the certificates of title thereto (being the "SERIES 2005-A LOAN NOTE ISSUER JERSEY DEPOSITED PROPERTY", including, without limitation, the Investor Certificate).

4.5    PAYMENTS TO LOAN NOTE ISSUER

       Notwithstanding the charges and securities created by or pursuant to this Series 2005-A Loan Note Supplement, the Security Trustee acknowledges that, until the service of an Enforcement Notice, payments becoming due to the Loan Note Issuer by the Receivables Trustee as provided by the Receivables Trust Deed and Trust Cash Management Agreement and the Series 2005-A Trust Supplement, together with all other monies payable to the Loan Note Issuer in connection with Series 2005-A pursuant to any other documents or arrangements to which it is a party, may (in any case) be made to the Loan Note Issuer in accordance with the provisions of the Receivables Trust Deed and Trust Cash Management Agreement and the Series 2005-A Trust Supplement or (as the case may be) the documents or arrangements concerned, and the Loan Note Issuer may exercise its rights, powers and discretions and perform its obligations in relation to the Secured Property and under the Relevant Documents in accordance with the provisions of the Relevant Documents or (as the case may be) such other documents or arrangements provided that in so doing it does not prejudice the security created hereunder in favour of the Security Trustee.

4.6    WITHDRAWALS FROM SERIES 2005-A LOAN NOTE ISSUER ACCOUNTS

       Notwithstanding the security created by or pursuant to this Series 2005-A Loan Note Supplement and the Security Trust Deed, prior to the service of an Enforcement Notice, amounts standing to the credit of the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan
       Note Issuer Expense Account from time to time may be withdrawn therefrom by the Loan Note Issuer but only in accordance with the applicable provisions of the Relevant Documents, including (without limitation) the terms hereof.

4.7    ENFORCEMENT

       Subject, in the case of the Series 2005-A Loan Note Issuer Jersey Secured Property, to the Jersey Security Law, from and including the time when either the Loan Notes in respect of this Series 2005-A have become immediately due and payable in accordance with the Conditions and the Security Trustee has been directed or requested pursuant to Clause 8.4 of the Security Trust Deed or from the time when a Receiver has been appointed pursuant to Clause 8.1 of the Security Trust Deed:

       (i) the Security created pursuant to this Series 2005-A Loan Note Supplement shall become enforceable and, subject to the Security Trustee being indemnified and/or secured to its satisfaction, the Security Trustee may enforce any rights it may have in respect of the Secured Property (but shall not be obliged to do so unless so indemnified and/or secured and so directed pursuant to Clause 8.4 of the Security Trust Deed); and

       (ii) no amount may be withdrawn from the Series 2005-A Loan Note Issuer Distribution Account or the Series 2005-A Loan Note Issuer Expense Account by the Loan Note Issuer or on its behalf without the prior written consent of the Security Trustee.

4.8    ACTION UPON ENFORCEMENT

       Subject, in the case of the Series 2005-A Loan Note Issuer Jersey Secured Property to the Jersey Security Law, at any time after a Series 2005-A Loan Note Event of Default has occurred (which has not been waived by the Security Trustee or remedied to its satisfaction) or the Series 2005-A Loan Note shall otherwise have become due and repayable or the Security Trustee shall have received any money which it proposes to pay to the Series 2005-A Loan Note Holder, the Security Trustee may:

       4.8.1 by notice in writing to the Loan Note Issuer and the Registrar pursuant to the Security Trust Deed require the Registrar:

              (i) to act thereafter as Registrar respectively of the Security Trustee on the terms provided in the Security Trust Deed and this Series 2005-A Loan Note Supplement (with consequential amendments as necessary and save that the Security Trustee's liability under any provisions thereof for the indemnification of the Registrar shall be limited to that amount for the time being held by the Security Trustee on the trusts of the Security Trust Deed and this Series 2005-A Loan Note Supplement and which is available to be applied by the Security Trustee for such purpose in respect of Series 2005-A) and thereafter to hold the Register and all sums, documents and records held by them in respect of such Series 2005-A Loan Note on behalf of the Security Trustee; and/or

              (ii) to deliver up the Register and all sums, documents and records held by them in respect of such Series 2005-A Loan Note to the Security Trustee or as the Security Trustee shall direct in such notice, provided that such notice shall be deemed not to apply to any documents or records which the Registrar is obliged not to release by any law or regulation; and

       4.8.2 by notice in writing to the Loan Note Issuer require the Loan Note Issuer to make all subsequent payments in respect of the Series 2005-A Loan Note to or to the order of the Security Trustee and, with effect from the issue of any such notice to the Loan Note Issuer and until such notice is withdrawn, Clause 3.1.2 of the Security Trust Deed shall cease to have effect.

4.9    RELEASE OF SECURITY

       Upon proof being given to the satisfaction of the Security Trustee as to the irrevocable and unconditional payment or discharge of the Secured Obligations (as such term is defined in Clause 3.2 of the Security Trust
       Deed) the Security Trustee will at the request and cost of the Loan Note Issuer release, discharge or reassign or deliver, as the case may be, the Secured Property relating solely to Series 2005-A to the Loan Note Issuer or any other person entitled thereto of whom the Security Trustee has notice.

4.10   CONCURRENT SECURITY INTERESTS

       The Loan Note Issuer agrees that the security interests created or to be created pursuant to Clause 4.4 may exist concurrently.

5.     PROVISION OF REPORTS

5.1    INFORMATION COVENANT

       The Receivables Trustee (or its agent or delegate on its behalf) hereby undertakes (and any successor Receivables Trustee shall, by its appointment under the Receivables Trust Deed and Trust Cash Management Agreement also undertake) to provide all information required by The Royal Bank of Scotland International Limited (or its successor) as Jersey Bank Account Operator to make any payment required by it under the Conditions as set out in Part 1 of Schedule 1, by providing prior to or on the fifth Business Day prior to the relevant Payment Date, the monthly report to the Jersey Bank Account Operator in the form of the Trust Cash Managers Report attached as Exhibit B to the Series 2005-A Trust Supplement.

5.2    JERSEY BANK ACCOUNT OPERATOR NOT RESPONSIBLE

       The Jersey Bank Account Operator has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents delivered to the Jersey Bank Account Operator in accordance with Clause 5.1, and is under no obligation to inform Loan Note Holders of the contents of any such reports, information and documents, other than allowing Loan Note Holders upon reasonable notice, to inspect such reports, information and documents.

6.     AGREEMENT OF THE SECURED CREDITORS AND SECURITY TRUSTEE

6.1    CONSENT OF SECURED CREDITORS IN RESPECT OF SERIES 2005-A

       Each Secured Creditor consents and confirms as a Secured Creditor of the Security Trust that, subject to Clause 6.4.2 of the Security Trust Deed, the Security Trust Deed may be supplemented and varied from time to time in accordance with the terms of this Series 2005-A Loan Note Supplement or any other Loan Note Supplements.

6.2    RATIFICATION BY SECURED CREDITORS IN RESPECT OF PREVIOUS SERIES

       Each Secured Creditor ratifies and consents as a Secured Creditor of the Security Trust that, subject to Clause 6.4.2 of the Security Trust Deed, the Security Trust Deed was supplemented and varied on 27 March 2000 in accordance with the terms of a Loan Note Supplement in respect of Series 00-A and a Loan Note Supplement in respect of Series 00-B and on 28 September 2000 in accordance with the terms of a Loan Note Supplement in respect of Series 00-C.

7.     COVENANTS OF THE LOAN NOTE ISSUER

7.1    NEGATIVE COVENANTS

       The Loan Note Issuer shall not, save to the extent permitted by the Security Trust Deed or this Series 2005-A Loan Note Supplement or with the prior written consent of the Transferors and each Rating Agency:

       7.1.1 dispose of any Secured Property in respect of Series 2005-A or create or permit to subsist any Encumbrance upon the whole or any part of its present or future undertaking, assets or revenues (including, without limitation, uncalled capital and any Secured Property) other than the security interest referred to in Clauses
              5.1 to 5.3 of the Security Trust Deed as amended by any other Loan Note Supplement;

       7.1.2 carry on any business other than as contemplated in the Transaction Documents to which it is a party relating to the purchase of beneficial interests in portfolios of Receivables to be held on trust by the Receivables Trustee and the issue of the Loan Notes of any Series and in respect of that business shall not engage in any activity or do anything whatsoever except:

              (a) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Loan Notes appertaining thereto and the Transaction Documents to which it is a party;

              (b) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Transaction Documents to which it is a party;

              (c) perform any act incidental to or necessary in connection with (a) or (b) above;

       7.1.3 have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in a bank account other than the Series 2005-A Loan Note Issuer Accounts;

       7.1.4 create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Transaction Documents to which it is a party) or give any guarantee in respect of any obligation of any Person;

       7.1.5 repurchase any shares or declare or pay any dividend or other distribution to its shareholders or issue or allot shares to any Person other than The Royal Bank of Scotland plc and provided in the case of payment of any dividend, the Loan Note Issuer has prepared annual audited accounts in the relevant year, except to the extent required by law;

       7.1.6 consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

       7.1.7 become a member of any VAT group for the purposes of Section 43 of the Value Added Tax Act 1994;

       7.1.8 waive, modify or amend, or consent to any waiver, modification or amendment of, any of the material provisions of any Transaction Document, without the prior written consent of the Transferors and the Security Trustee;

       7.1.9 offer to surrender to any company any amounts which are available for surrender by way of group relief; and

       7.1.10 take any steps in its capacity as Investor Beneficiary of the Receivables Trust either on its own or in conjunction with any other Beneficiary of the Receivables Trust to terminate the Receivables Trust or any Sub-trust thereof without the prior written consent of the Security Trustee.

7.2    POSITIVE COVENANTS

       The Loan Note Issuer shall:

       7.2.1 deposit with the Security Trustee (or as it may direct) the Investor Certificate or other certificate of title or evidence of ownership in relation to the Loan Note Issuer Series 2005-A Trust Property; and

       7.2.2 execute and deliver to the Security Trustee all forms of transfer and other documents which may be requested by the Security Trustee in order to enable it

              (or some person on its behalf) to be registered as the owner or otherwise obtain a title to the Loan Note Issuer Series 2005-A Trust Property

       7.2.3 maintain the listing of the Loan Notes on the stock exchange where initially listed and shall not act to prejudice any such listing.

8.     GOVERNING LAW AND JURISDICTION

8.1    GOVERNING LAW

       This Series 2005-A Loan Note Supplement shall be governed by, and construed in accordance with, the laws of England, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws save that those parts of this Series 2005-A Loan Note Supplement concerned with the creation, subsistence or enforcement of the Series 2005-A Loan Note Issuer Jersey Security Interest shall be governed by and construed in accordance with Jersey law.

8.2    JURISDICTION

       (a) Each of the parties hereto, other than the Security Trustee, agrees that the courts of England are the most appropriate and convenient courts to settle any dispute arising out of the Security Trust Deed between them and that they will not act to the contrary. This sub-clause is for benefit of the Security Trustee and as a result, each party hereto acknowledges that Clause 8.1 does not prevent the Security Trustee taking any proceedings in any other courts with jurisdiction. To the extent permitted by law the Security Trustee may take concurrent proceedings in any number of jurisdictions.

       (b) Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Series 2005-A Loan Note Supplement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

9.     SEVERABILITY OF PROVISIONS

       If any one or more of the covenants, agreements, provisions or terms of this Series 2005-A Loan Note Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series 2005-A Loan Note Supplement and shall in no way affect the validity or enforceability of the other provisions of this Series 2005-A Loan Note Supplement or of the rights of the Secured Creditors hereunder.

10.    NO WAIVER; CUMULATIVE REMEDIES

       No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

11.    COUNTERPARTS

       This Series 2005-A Loan Note Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF this Series 2005-A Loan Note Supplement has been executed as a deed in Jersey by the parties hereto and is intended to be and is hereby delivered on the day and year first above written.

                                   SCHEDULE 1


                                     PART 1

               TERMS AND CONDITIONS OF THE SERIES 2005-A LOAN NOTE

The following is the text of the terms and conditions (the "CONDITIONS") of the Loan Note in respect of Series 2005-A.

The Series 2005-A Loan Note of RBS Cards Securitisation Funding Limited is constituted by the Security Trust Deed dated 27 March 2000 and the Series 2005-A Loan Note Supplement dated 15 December 2005 supplemental thereto to which this
Schedule is attached. These Conditions are subject to the detailed provisions of the Security Trust Deed. The Loan Note has the benefit of security pursuant to the Security Trust Deed and the Series 2005-A Loan Note Supplement as amended from time to time. The Series 2005-A Loan Note Holders are deemed to have notice of the provisions of the Security Trust Deed and the Series 2005-A Loan Note Supplement which both specify the priority of payments in respect of, inter alia the Loan Notes issued by the Loan Note Issuer.

The following is the text of the terms and conditions which (save for the italicised text) will be endorsed on the Loan Notes in definitive form (if any) issued in exchange for the Global Loan Note(s) representing each Series of Loan Notes in registered form. References in the terms and conditions to "Loan Notes" are to the Loan Notes of one Series only, not to all Loan Notes which may be issued under another Series and references to a "Class" are to a Class of Loan Notes.

This Loan Note (as defined in Condition 1.1.1) is constituted and secured by a security trust deed dated 27 March 2000 (as amended) (the "TRUST DEED") between, inter alios, the Loan Note Issuer and The Bank of New York, acting through its London branch (the "SECURITY TRUSTEE" which expression shall include all persons for the time being the Security Trustee or Security Trustees under the Security Trust Deed referred to below) as supplemented by a loan note supplement for the Series 2005-A (the "LOAN NOTE SUPPLEMENT") dated the Issue Date (as defined in Condition 5.4 below) between the Loan Note Issuer, the Security Trustee and the other parties named therein (the Trust Deed and any Loan Note Supplement being referred to herein as the "SECURITY TRUST DEED"). These Conditions are subject to the detailed provisions of the Security Trust Deed as supplemented by the Loan Note Supplement. Each Loan Note Holder is bound by, and is deemed to have notice of, all the provisions of the Security Trust Deed and the Series 2005-A Loan Note Supplement applicable to such Loan Note Holder. The Loan Note has the benefit of security pursuant to the Security Trust Deed and the Loan Note Supplement. The Loan Note Holders are deemed to have notice of the provisions of the Security Trust Deed and the Series 2005-A Loan Note Supplement, which both specify the priority of payments in respect of, inter alia, the Loan Note issued by the Loan Note Issuer.

Certain statements in these terms and conditions (the "CONDITIONS") may be summaries of the detailed provisions appearing on the face of the Loan Note (which expression shall include the body thereof) and in the Trust Deed. Copies of the Trust Deed and the Loan Note Supplement are available for inspection at the registered office of the Security Trustee. The Loan Note Holders (as defined in Condition 1 below) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Security Trust Deed.

Words and expressions defined in the Security Trust Deed, the Loan Note Supplement or the master framework agreement as amended and restated on 28 September 2000 and 27 October 2005 (and as further amended and supplemented from time to time) signed for the purpose of identification by, amongst others, the Loan Note Issuer and the Security Trustee (the "MASTER FRAMEWORK AGREEMENT"), shall have the same meaning where used in these Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Security Trust Deed, the Loan Note Supplement, these Conditions or the Master Framework Agreement, the definition of the relevant term shall have the meaning specified in the relevant document ranking the highest in the following order of priority:

(a)    firstly, the Loan Note Supplement for Series 2005-A;

(b)    secondly, these Conditions;

(c)    thirdly, the Trust Deed;

(d)    fourthly, the Master Framework Agreement.

1.     FORM, DENOMINATION AND TITLE

1.1    FORM, DENOMINATION AND TITLE

       1.1.1 The Loan Note is issued in registered form and is serially numbered for Series 2005-A (the "LOAN NOTE").

       1.1.2 The Loan Note Issuer will cause to be kept, at the specified office outside the United Kingdom of the Registrar, a register (the "LOAN NOTE REGISTER") on which shall be entered the names and addresses of the holders of the Loan Note in relation to each Series and the particulars of the Loan Note held by them.

       1.1.3 Title to the Loan Note will pass by and upon registration of transfers in the relevant Loan Note Register. In these Conditions, the "HOLDER" of the Loan Note means the person in whose name or on whose behalf the Loan Note is for the time being registered in the Loan Note Register (or, in the case of a joint holding, the first named thereof) and "LOAN NOTE HOLDER" shall be construed accordingly. A certificate (each a "LOAN NOTE CERTIFICATE") will be issued to the Loan Note Holder in respect of its registered holding.

       1.1.4 The registered holder of the Loan Note shall (except as otherwise required by law) be treated as the absolute owner of the Loan Note for all purposes (whether or not the Loan Note is overdue and regardless of any notice of ownership or writing on any Loan Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of previous loss or theft of such Loan Note Certificate) and no person shall be liable for so treating such holder.

       1.1.5 Clause 6.1 (Form and Issue of Loan Notes - Loan Notes) of the Security Trust Deed shall not apply to Series 2005-A. The Loan
              Note in respect of Series 2005-A will be represented by a Loan Note Certificate in, or substantially in, the form set out in Exhibit A. For the avoidance of doubt, Series 2005-A shall consist of a single Loan Note and the Loan Note Certificate shall represent the aggregate of each of the Classes, which shall be segregated on a notional Class by Class basis (but for the avoidance of doubt, not by sub-class, if any).

1.2    TRANSFERS OF NOTES

       1.2.1  TRANSFERS

              Subject to Condition 1.2.4 below and save in the case of the initial transfer to the Note Trustee or its nominee, a Loan Note may be transferred in whole (but not in part) upon surrender of the relevant Loan Note Certificate at the specified office of the Registrar, with the form of transfer endorsed on the Loan Note Certificate duly completed and signed by or on behalf of the transferor and the Loan Note Issuer and together with such evidence as the Registrar may reasonably require to prove:

              (i)    the title of the transferor;

              (ii) the authority of the individuals who have executed the form of transfer; and

              (iii)  the payment of any stamp duty payable on such transfer.

              Provided that save in the case of the initial transfer to the Note Trustee or its nominee, no Loan Note may be transferred or encumbered without the prior written consent of the Security Trustee, the Transferors and any Additional Transferor (such consent not to be unreasonably withheld).

              In addition, (i) the Loan Note Issuer must also have received, prior to such transfer or encumbrance taking effect, written confirmation from the person to which such transfer is to be made or in whose favour such encumbrance is to be granted or created that such transfer or encumbrance will not cause the holder of the Series 2005-A Loan Note to be a person other than a person in the United Kingdom, (ii) such transfer or encumbrance will not cause the number of persons in whose names the Loan Note will or have been registered in the Loan Note Register to exceed ten and (iii) the Loan Note Issuer shall be solely responsible for any costs, expenses or taxes which are incurred by the Loan Note Issuer, the Loan Note Holder or any other person in relation to making such transfer or encumbrance.

       1.2.2  REGISTRATION AND DELIVERY OF LOAN NOTE CERTIFICATE

              Within five Business Days of the surrender of a Loan Note Certificate in accordance with Condition 1.2.1 above (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), the Registrar will register the transfer in question and deliver at the Registrar's specified office a new Loan Note Certificate with the same face value as the Loan Note Certificate being transferred to the transferee or (at the request and risk of the transferee) send by uninsured mail to such address as the transferee may specify for the purpose.

       1.2.3  CHARGE

              The Loan Note Issuer will be required to bear the costs and expenses of effecting any registration of a transfer or any exchange as provided above.

       1.2.4  CLOSED PERIODS

              No Loan Note Holder may require transfers to be registered during the period of five Business Days ending on the due date for any payment of principal in respect of any Loan Note.

       1.2.5  INITIAL REGISTRAR

              The Loan Note Issuer reserves the right at any time with the consent of the Security Trustee to vary or terminate the appointment of the Registrar and to appoint another Registrar. Notice of any termination or appointment and of any changes in specified offices will be given to Loan Note Holders promptly by the Loan Note Issuer in accordance with Condition 14.

1.3    STATUS

       The Loan Notes in each Series are direct, unconditional and secured obligations of the Loan Note Issuer and shall at all times rank pari passu and without any preference or priority among and between themselves.

1.4    CLASSES OF LOAN NOTES COMPRISING A SERIES

       The Loan Note may be notionally segregated by each Class listed on the face of the Loan Note Certificate and the right to receive the payment of interest and repayment of principal may be subordinated to the rights of one or more Classes of Loan Notes within the same Series as specified in the Loan Note Supplement.

2.     STATUS OF THE LOAN NOTES AND PRIORITY SECURED CREDITORS

2.1    UNSUBORDINATED CLASSES OF LOAN NOTES

       2.1.1 This Condition 2.1 is applicable only in relation to any Class of Loan Note which is specified on its face as being Unsubordinated.

       2.1.2 In the case of an Unsubordinated Class of Loan Notes, the Loan Notes are secured, limited recourse obligations of the Loan Note Issuer, secured in the manner described in Condition 3 and recourse in respect of which is limited in the manner described in Condition 10 and will rank pari passu without any preference among themselves.

2.2    SUBORDINATED LOAN NOTES

       2.2.1 This Condition 2.2 is applicable only in relation to any Class of Loan Note which is specified on is face as being Subordinated.

       2.2.2 In the case of Subordinated Loan Notes, the subordination provisions will be set out in full in the relevant Loan Note Supplement.

2.3    PRIORITY SECURED CREDITORS

       The Loan Note Holder, while any Associated Debt relating to Series 2005-A is outstanding, shall be the priority secured creditor (the "PRIORITY SECURED CREDITOR") of the Loan Note Issuer. The Priority Secured Creditor will enjoy preferential ranking in the order of priority of payments on enforcement of the relevant security or following a mandatory early redemption (as set out in Condition 6.2), and the Security Trustee shall, where the interests of such Priority Secured Creditor conflict with those of the other Secured Creditors (as defined in condition 3.1.2), prefer the interests of such Priority Secured Creditor over that of other Secured Creditors (and shall not take into account the interests of such other Secured Creditors). If, following a request as aforesaid and unless the Security Trustee has already taken action pursuant to such request which (in its sole discretion it determines) it would not be practical to reverse, the identity of the Priority Secured Creditor changes to another Secured Creditor, the Security Trustee shall in its absolute discretion and without liability therefore be entitled to take into account the request of such succeeding Priority Secured Creditor, but shall not be obliged to do so and shall not incur any liability for determining that it is impractical to take account of the change of identity of the Priority Secured Creditor.

3.     SECURITY AND RELATED AGREEMENTS

3.1    SECURITY AND RELATED AGREEMENTS

       3.1.1 In connection with the issue of the Loan Notes or in respect of any Series, the Loan Note Issuer may enter into swap transactions or other hedging agreements or any letters of credit, guarantees or other credit support or credit enhancement documents or other financial arrangements (each a "RELATED AGREEMENT") with one or more counterparties (each a "COUNTERPARTY"). The obligations of a Counterparty may be guaranteed by a guarantor (the "GUARANTOR").

       3.1.2 The obligations of the Loan Note Issuer to the persons having the benefit of the Security relating to a Series pursuant to the relevant Loan Note Supplement in respect thereof (the "SECURED CREDITORS") are secured pursuant to the Loan Note Supplement in respect of such Series by Encumbrances governed by English law and by Jersey law and such further encumbrances as may be required by the Security Trustee, governed by the law of any other relevant jurisdiction over the Charged Assets as specified in the relevant Loan Note Supplement.

       3.1.3 The Secured Creditors of each Series are also secured pursuant to the Trust Deed by an assignment by way of first fixed security of the interests of the Loan Note Issuer in the Loan Note Issuer Corporate Services Agreement and a floating charge over the assets of the Loan Note Issuer not otherwise charged or assigned by the Security Documents or effectively not situate in Jersey encumbered by the assignments granted in the Trust Deed.

       3.1.4 The security created by each Loan Note Supplement will be supported by such further security documents as may, from time to time, be required by the Security Trustee and as specified in the Loan Note Supplement (each a

              "SUPPLEMENTARY SECURITY DOCUMENT" and together with the relevant Loan Note Supplement, the "SECURITY DOCUMENTS") (the "SECURITY").

3.2    APPLICATION OF PROCEEDS

       3.2.1  ON EACH PAYMENT DATE/DISTRIBUTION DATE

              On each Payment Date for the Series 2005-A Loan Note, which for the avoidance of doubt shall be the same day as the relevant Distribution Date for Series 2005-A, all moneys received or held by the Loan Note Issuer in the Series 2005-A Loan Note Issuer Distribution Account or, where specified, the Series 2005-A Loan
              Note Issuer Expense Account, shall be applied (and the relevant credits/debits made to the applicable ledger) to make the following payments in the following order of priority, and in each case, only if and to the extent that payments or provisions of a higher order of priority have been made in full (other than in the event of a shortfall in relation to the satisfaction of the amounts detailed in items (a) to (c) below, in which case item (c) below will be paid in priority to item (b) below, to the extent of such shortfall):

              (a) an amount equal to the Trustee Payment Amount (as defined in the Series 2005-A Trust Supplement) referable to Series 2005-A to be paid to the Receivables Trustee as additional consideration for granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

              (b) in no order of priority between them, but pro rata according to the respective amounts thereof:

                     (i) an amount equal to the Series 2005-A Investor Servicer Fee (identified by the relevant Class amounts) (as defined in the Series 2005-A Trust Supplement) to be paid to the Servicer;

                     (ii) an amount equal to the Cash Management Fee Payment Amount (as defined in the Series 2005-A Trust Supplement) to be paid to the Receivables Trustee as additional consideration for the granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

              (c) an amount equal to the Loan Note Issuer Costs Amount referable to the Series 2005-A shall be transferred from the Series 2005-A Loan Note Issuer Distribution Account to the Series 2005-A Loan Note Issuer Expense Account to be utilised in the discharge of such amounts;

              (d) an amount equal to the sum of the Class A Monthly Distribution Amount, Class B Monthly Distribution Amount and Class C Monthly Distribution Amount will be used by the Loan Note Issuer to pay interest due and unpaid on the Series 2005-A Loan Note to the Series 2005-A Loan Note holder, or to its order, with respect to Series 2005-A;

              (e) on a Payment date during the Regulated Amortisation Period or the Rapid Amortisation Period, or on the Series 2005-A Scheduled Redemption Date, towards payment of principal amounts due and unpaid on the Series 2005-A

                     Loan Note allocated and identified by class/subclass shall be paid to the Series 2005-A Loan Note Holder, or to its order, with respect to the Series 2005-A;

              (f) an amount equal to the Loss Makeup (default) Amount and Loss Makeup (charge off) Amount (each as defined in the Series 2005-A Trust Supplement) and any Refunded Utilised Principal Collections Amount (as defined in the Series 2005-A Trust Supplement) referable to Series 2005-A to be paid to the Receivables Trustee as additional consideration in respect of Series 2005-A for the granting of the Loan
                     Note Issuer's Series 2005-A interest in the Receivables Trust;

              (g) an amount equal to the Investor Indemnity Amount (as defined in the Series 2005-A Trust Supplement) for Series 2005-A to be paid to the Receivables Trustee as additional consideration for the granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

              (h) an amount equal to the Loan Note Issuer Return (as defined in the Series 2005-A Trust Supplement) for Series 2005-A transferred to the Series 2005-A Loan Note Issuer Expense Account for the credit of the Series 2005-A Loan Note Issuer Profit Ledger;

              (i) amounts remaining after distribution in accordance with the payments made pursuant to items (a) to (h) above, if any, shall be identified as "Excess Spread" and be paid in respect of Series 2005-A as further interest to the Series 2005-A Loan Note Holder ("FURTHER INTEREST"); and

              (j) an amount equal to the Deferred Subscription Price, if any, received by the Loan Note Issuer on that Distribution Date from the Series 2005-A Loan Note Holder in respect of Series 2005-A, ("DEFERRED SUBSCRIPTION PRICE AMOUNT") shall be paid to the Receivables Trustee in respect of Series 2005-A, identified as "Additional Consideration" for the grant of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust.

3.3    SHORTFALL AFTER APPLICATION OF PROCEEDS

       If the net proceeds of:

       (a) the realisation of the Security for any Series of Loan Notes, having become enforceable under these Conditions; or

       (b) the sale or redemption of the Charged Assets in accordance with these Conditions,

       are not sufficient to make all payments due in respect of the Loan Notes of such Series and for the Loan Note Issuer to meet its obligations, if any, in respect of the termination of any Related Agreement(s) in respect of that Series, the assets of the Loan Note Issuer, including, in particular, assets securing other Series of Loan Notes not related to that Series will not be available for payment of any shortfall arising therefrom and all further claims (if any) of the Loan Note Holder and of all other Secured Creditors in respect of the first mentioned Series of Loan Notes will be extinguished. Any such shortfall shall be borne as specified in the relevant Loan Note Supplement. Claims and the right of any person to claim in respect of any such shortfall remaining after the application of such net proceeds in accordance with the relevant Loan Note Supplement shall be extinguished and the Loan Note Holders and all other Secured Creditors of such Series will have no further recourse to the Loan Note Issuer and failure to make any payment in respect of any such shortfall shall in no circumstances constitute a Loan Note Event of Default in respect of that Series (or, if a Loan Note Event of Default in respect of that Series has already occurred, a further Loan Note Event of Default in respect of that Series) under Condition 9.

4.     RESTRICTIONS

       So long as any of the Loan Notes in respect of a Series remain outstanding the Loan Note Issuer will not, save to the extent permitted by the Transaction Documents, or with the prior written consent of the Security Trustee:

       (a) dispose of any Secured Property in respect of Series 2005-A or create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including, without limitation, uncalled capital and any Secured Property) other than the security interest referred to in Clauses 5.1 to 5.3 of the Security Trust Deed as amended by the relevant Loan Note Supplement;

       (b) carry on any business other than as contemplated in the Transaction Documents to which it is a party relating to the purchase of beneficial interests in Portfolios of Receivables to be held on trust by the Receivables Trustee and the issue of the Loan Notes of the Series and in respect of that business shall not engage in any activity or do anything whatsoever except:

              (i) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Loan Notes appertaining thereto and the Transaction Documents to which it is a party;

              (ii) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Transaction Documents to which it is a party;

              (iii) perform any act incidental to or necessary in connection with (i) or (ii) above;

       (c) have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in a bank account other than the Loan Note Issuer Accounts;

       (d) create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Transaction Documents to which it is a party) or give any guarantee in respect of any obligation of any Person;

       (e) repurchase any shares or declare or pay any dividend or other distribution to its shareholders or issue or allot shares to any Person other than The Royal Bank of Scotland plc and provided in the case of payment of any dividend, the Loan Note Issuer has prepared annual audited accounts in the relevant year, except to the extent required by law;

       (f) consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

       (g) become a member of any VAT group for the purposes of Section 43 of the Value Added Tax Act 1994;

       (h) waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any Transaction Document, without the prior written consent of the Transferors and the Security Trustee;

       (i) offer to surrender to any company any amounts which are available for surrender by way of group relief; and

       (j) take any steps in its capacity as Investor Beneficiary of the Receivables Trust either on its own or in conjunction with any other Beneficiary of the Receivables Trust to terminate the Receivables Trust or any Sub-trust thereof.

       The Security Trustee shall be entitled to rely absolutely on a certificate of a director of the Loan Note Issuer in relation to any matter relating to such restrictions and to accept without liability any such certificate as sufficient evidence of the relevant fact or matter in question.

5.     INTEREST AND OTHER CALCULATIONS

5.1    INTEREST AND ACCRUAL

       5.1.1 Each Loan Note bears interest on its Principal Amount Outstanding (or as otherwise specified in the relevant Loan Note Supplement) from the Interest Commencement Date equal to the Interest Amount, such interest being payable in arrears (unless otherwise specified in the relevant Loan Note Supplement) on each Payment Date (as defined in Condition 5.4), and being notionally allocated by Class.

       5.1.2 Interest will cease to accrue on each Loan Note on the due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused, in which event interest will continue to accrue (as well after as before judgment) in the manner provided in this Condition 5 to the Relevant Date.

5.2    BUSINESS DAY CONVENTION

       If any date referred to in these Conditions which is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day which is not a Relevant Business Day, then if the Business Day Convention specified in such Condition is:

       5.2.1 the Floating Rate Convention, such date shall be postponed to the next day which is a Relevant Business Day unless:

              (a) it would thereby fall into the next calendar month, in which event:

                     (i) such date shall be brought forward to the immediately preceding Relevant Business Day; and

                     (ii) each subsequent such date shall be the last Relevant Business Day of the month in which such date is due to fall; or

              (b) there is no such numerically corresponding day in the calendar month in which such date is proposed to fall in which event:

                     (i) such date will be the last Relevant Business Day of the month in which such date is due to fall; and

                     (ii) each subsequent such date shall be the last Relevant Business Day of the month in which such date is due to fall;

       5.2.2 the Following Business Day Convention, such date shall be postponed to the next day which is a Relevant Business Day;

       5.2.3 the Modified Following Business Day Convention, such date shall be postponed to the next day which is a Relevant Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Relevant Business Day; or

       5.2.4 the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Relevant Business Day.

5.3 DETERMINATION AND PUBLICATION OF INTEREST AMOUNTS, REDEMPTION AMOUNTS AND INSTALMENT AMOUNTS

       As soon as practicable on each Interest Determination Date or such other time on such date as the Jersey Account Bank Operator may be required to determine any Redemption Amount, determine the underlying interest rates and the Interest Amounts or obtain any quote or make any other determination or calculation in respect of each Loan Note for the relevant Interest Period, the Jersey Account Bank Operator shall, on the basis of information provided by the Receivables Trustee in accordance with Clause 5.1 (Information Covenant) of the relevant Loan Note Supplement, determine the Redemption Amount, obtain such quote or make such determination or calculation, as the case may be, and cause the Interest Amounts for each Interest Period and the relevant

       Payment Date and, if required, the Redemption Amount to be notified, if the Loan Notes are listed on a stock exchange and such exchange so requires, to such exchange as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of an Interest Amount, or (ii) in all other cases, the fourth Relevant Business Day after such determination. The Interest Amounts and the Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If the Loan Notes become due and payable under Condition 9, the accrued interest payable in respect of the Loan Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Interest Amount so calculated need be made unless otherwise required by the Security Trustee. The determination of each Interest Amount and Redemption Amount, the obtaining of each quote and the making of each determination or calculation by the Jersey Account Bank Operator or, as the case may be, the Security Trustee pursuant to Condition 5.5, shall (in the absence of manifest error) be final and binding upon all parties.

5.4    DEFINITIONS

       In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below.

       "BUSINESS DAY" shall be construed as a reference to any day which is a Trans-european Automated Realtime Gross settlement Express Transfer system (TARGET) settlement day, other than a Saturday, a Sunday or a day on which banking institutions in: London, England; Edinburgh, Scotland; Jersey, Channel Islands; or New York, New York are authorised or obliged by law or executive order to be closed.

       "CLASS A MONTHLY DISTRIBUTION AMOUNT" has the meaning specified in Series 2005-A Trust Supplement;

       "CLASS B MONTHLY DISTRIBUTION AMOUNT" has the meaning specified in the Series 2005-A Trust Supplement;

       "CLASS C MONTHLY DISTRIBUTION AMOUNT" has the meaning specified in the Series 2005-A Trust Supplement;

       "CONTROLLED ACCUMULATION PERIOD" means (unless the Regulated Amortisation Period or the Rapid Amortisation Period has commenced) the period commencing on the close of business on the date specified in the Series 2005-A Trust Supplement or (such later date falling no later than the date specified in the Series 2005-A Trust Supplement) and ending (for the purposes of these Conditions) on the first to occur of (a) the commencement of the Rapid Amortisation Period or Regulated Amortisation Period and (b) the day the Investor Interest is reduced to zero;

       "DISTRIBUTION DATE" means 15th February 2006 (or if such day is not a Business Day, the next succeeding Business Day) and, thereafter, the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day);

       "EURO" means the lawful currency of the Member States of the European Union participating in Economic and Monetary Union;

       "FURTHER INTEREST" means the amount specified in Condition 3.2.1(i).

       "INTEREST AMOUNT" means the amount of interest payable on the Loan Note in respect of each Interest Period calculated as follows:

       Y=A+B+C+D

       where:

       Y    = Interest Amount applicable on the Loan Notes for the relevant
              Interest Period;

       A    = Class A Monthly Distribution Amount attributable to the relevant
              Interest Period;

       B    = Class B Monthly Distribution Amount attributable to the relevant
              Interest Period;

       C    = Class C Monthly Distribution Amount attributable to the relevant
              Interest Period (which for the avoidance of doubt shall not include any Loan Note Issuer Return for such Interest Period);

       D    = Further Interest

       "INTEREST COMMENCEMENT DATE" means the Issue Date or such other date as may be specified;

       "INTEREST DETERMINATION DATE" means, with respect to an Interest Period, the date specified as such in the relevant Loan Note Supplement or, if none is so specified, the first day of such Interest Period;

       "INTEREST PERIOD" means the period from (and including) the Issue Date to (but excluding) the first Payment Date and, thereafter, from (and including) the previous Payment Date to (but excluding) the next Payment Date.

       "ISSUE DATE" means the date of issue of the Series 2005-A Loan Note;

       "LOAN NOTE ISSUER COSTS AMOUNT" means the amounts evidenced by formal invoice (a copy of which has been provided to the Security Trustee) as being required to pay the legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities incurred by the Loan
       Note Issuer accrued due and payable on any Transfer Date to a third party incurred in the course of the Loan Note Issuer's business (including the legal fees, fees, costs, charges, expenses, indemnities, losses, damages, claims and liabilities of the Security Trustee and any Receiver appointed pursuant to the Security Trust Deed, such amount to be paid in priority to any other amount contemplated by this definition) (such amount to exclude any income tax or other similar taxes upon profit payable by the Loan Note Issuer to any taxation authority), plus any such legal fees, fees, costs, charges, expenses, indemnities losses, damages, claims and liabilities remaining unpaid for previous Transfer Dates plus, in each case where relevant, VAT thereon. This definition shall not be modified to the extent such modification relates to amounts payable or potentially payable to the Security Trustee or its appointees, delegates or agents, without the prior written consent of the Security Trustee;

       "PAYMENT DATE" shall be on the same day as a Distribution Date, provided that the first Payment Date shall be 15 February 2005 (or if such day is not a Business Day, the next succeeding Business Day);

       "PRINCIPAL AMOUNT OUTSTANDING" means in relation to a Loan Note or Series, the original face value thereof less any repayment of principal made to the holder(s) thereof in respect of such Loan Note or Series;

       "RAPID AMORTISATION PERIOD" means the period commencing on the first day of the monthly period next following the day on which a Pay-Out Event (not being a Regulated Amortisation Trigger Event - as defined in the Series 2005-A Trust Supplement) is deemed to occur pursuant to the provisions of the Series 2005-A Trust Supplement and ending (for the purposes of these Conditions) on the earlier of (i) the day on which the Receivables Trust is dissolved following the occurrence of an Insolvency Event and (ii) the Series Termination Date specified in the Series 2005-A Trust Supplement;

       "REDEMPTION AMOUNT" means, unless otherwise specified in the relevant Loan Note Supplement, in relation to a Loan Note or Series, the amount of the original face value thereof less any repayment of principal made to the Loan Note Holder(s) thereof in respect of such Loan Note or Series;

       "REGULATED AMORTISATION PERIOD" means the period commencing on the day on which a Regulated Amortisation Trigger Event (as defined in the Series 2005-A Trust Supplement) is deemed to occur pursuant to the terms of the Series 2005-A Trust Supplement and ending (for the purposes of these Conditions) on the earlier of (i) the start of the Rapid Amortisation Period and (ii) the Series Termination Date specified in the Series 2005-A Trust Supplement;

       "RELEVANT BUSINESS DAY" or "BUSINESS DAY" means:

       (i) in the case of a specified currency (other than euro) and/or one or more specified financial centres, a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in London, England; Edinburgh, Scotland; Jersey, Channel Islands; or New York, New York, and on which and in the principal financial centre for that currency and/or each of the financial centres so specified; and in the case of euro, a day on which the TARGET system is operating;

       "REVOLVING PERIOD" means the period from and including the Issue Date to, but not including, the earlier of the date of commencement of (a) the Controlled Accumulation Period, (b) the Regulated Amortisation Period and
       (c) the Rapid Amortisation Period;

       "SERIES 2005-A TRUST SUPPLEMENT" means the supplement to the Receivables Trust Deed and Trust Cash Management Agreement dated the date hereof, identified by series number 2005-A; and

       "TARGET SYSTEM" means the Trans-European Automated Real-Time Gross Settlement Express Transfer system.

5.5    DETERMINATION OR CALCULATION BY SECURITY TRUSTEE

       If the Jersey Account Bank Operator does not at any time for any reason determine any Interest Amount, Redemption Amount or any other amount to be determined or calculated by it, the Security Trustee shall determine such Interest Amount, Redemption Amount or other amount as aforesaid at such rate or in such amount as in its absolute discretion (having regard as it shall think fit to the procedures described above, but subject to the terms of the Security Trust Deed) it shall deem fair and reasonable in all the circumstances or, subject as aforesaid, apply the foregoing provisions of this Condition, with any consequential amendments, to the extent that, in its sole opinion, it can do so and in all other respects it shall do so in such manner as it shall, in its absolute discretion, deem fair and reasonable in the circumstances, and each such determination or calculation shall be deemed to have been made by the Jersey Account Bank Operator.

6.     REDEMPTION

6.1    SCHEDULED REDEMPTION

       Unless the Rapid Amortisation Period or the Regulated Amortisation Period has earlier commenced each Class of Loan Note will be redeemed on its Scheduled Redemption Date as specified in the relevant Loan Note Supplement. To the extent that the principal amount which is deposited to the Series 2005-A Loan Note Issuer Distribution Account on the Scheduled Redemption Date in reduction of the class of Investor Interest corresponding to any Class of Loan Note (such amount, the "RELEVANT INVESTOR AMOUNT") is less than the Principal Amount Outstanding on such Class of Loan Notes on the Scheduled Redemption Date, then that Class of Loan Notes will be redeemed pro rata to the extent of the Relevant Investor Amount and the Rapid Amortisation Period will commence with effect from such Scheduled Redemption Date. On each Payment Date which thereafter occurs during the Rapid Amortisation Period, such Class of Loan Notes will be redeemed pro rata to the extent of the principal amount which is deposited to the Series 2005-A Loan Note Issuer Distribution Account on such date in reduction of the corresponding Class of Investor Interest until the earlier of (a) such time as the relevant Class of Loan Notes has been repaid in full and (b) the Series 2005-A Termination Date specified in the relevant Loan Note Supplement.

6.2    MANDATORY EARLY REDEMPTION

       If the Rapid Amortisation Period or the Regulated Amortisation Period commences in respect of any Class of Loan Notes prior to its Scheduled Redemption Date, then on each Payment Date which thereafter occurs, such Class of Loan Note will be redeemed pro rata to the extent of the principal amount which is deposited on such date to the Series 2005-A Loan Note Issuer Distribution Account in reduction of the corresponding Class of Investor Interest until the earlier of (a) such time as such Class of Loan Notes has been repaid in full and (b) the Series 2005-A Termination Date.

6.3    FINAL REDEMPTION

       If the Loan Notes of any Class have not previously been redeemed in full pursuant to Condition 6.1, 6.2 or 6.3 above, such Class of Loan Notes will be redeemed at their then Principal Amount Outstanding on the Final Redemption Date together with all accrued and unpaid interest, Deferred Interest and Additional Interest.

7.     PAYMENTS

7.1    LOAN NOTES

       Payments of principal (or, as the case may be, Redemption Amounts) and interest (or, as the case may be, Interest Amounts) in respect of Loan Notes will, subject as mentioned below, be made to the relevant registered holder of the Loan Notes by a cheque payable in the currency in which such payment is due drawn on, or, at the option of the Loan Note Holder by transfer to an account specified by such Loan Note Holder.

7.2    PAYMENTS SUBJECT TO FISCAL LAWS; PAYMENTS ON LOAN NOTES

       All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives, but without prejudice to the provisions of Condition 9. No commission or expenses shall be charged to the Loan Note Holders in respect of such payments.

7.3    APPOINTMENT OF THE REGISTRAR

       Subject to Condition 15, the Registrar shall act solely as an agent of the Loan Note Issuer and shall not assume any obligation or relationship of agency or trust for or with any Loan Note Holder. The Loan Note Issuer reserves the right at any time to vary or terminate the appointment of the Registrar, and to appoint additional or other agents or another party to act as Registrar, provided that the Loan Note Issuer will at all times maintain a Registrar which shall be outside the United Kingdom.

7.4    NON-BUSINESS DAYS

       Subject as provided in the relevant Loan Note Supplement, if any date for payment in respect of any Loan Note is not a business day, the Loan Note Holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment. In this paragraph, "BUSINESS DAY" shall mean any day which is a Trans-european Automated Realtime Gross settlement Express Transfer system (TARGET) settlement day, other than a Saturday, a Sunday or a day on which banking institutions in: London, England; Edinburgh, Scotland; Jersey, Channel Islands; or New York, New York are authorised or obliged by law or executive order to be closed.

8.     TAXATION

       All payments in respect of the Loan Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Loan Note Issuer, the Jersey Account Bank Operator or, where applicable, the Security Trustee is required by applicable law to make any payment in respect of the Loan Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature. In that event, the Loan Note Issuer, the Jersey Account Bank Operator or the Security Trustee (as the case may be) shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Loan Note Issuer, nor the Jersey Account Bank Operator nor the Security Trustee will be obliged to make any additional payments to the Loan Note Holder, in respect of such withholding or deduction. The Loan Note Issuer or the Jersey Account Bank Operator may require the Loan Note Holders to provide such certifications and other documents as required by applicable law in order to qualify for exemptions from applicable tax laws.

9.     LOAN NOTE EVENTS OF DEFAULT

9.1    OCCURRENCE OF LOAN NOTE EVENTS OF DEFAULT

       On the occurrence of any of the following events in respect of a Series (each a "LOAN NOTE EVENT OF DEFAULT"):

       9.1.1 Non-payment: the Loan Note Issuer fails to pay any amount of principal or interest in respect of the Loan Notes on the due date for payment thereof;

       9.1.2 Breach of other obligations: the Loan Note Issuer defaults in the performance or observance of any of its other obligations under or in respect of the Loan Notes, the relevant Loan Note Supplement or the Security Trust Deed and (except where such default is incapable of remedy) such default remains unremedied for 30 days after the Security Trustee has given written notice thereof to the Loan Note Issuer, certifying that (save in the case of obligations owed to The Bank of New York in any of its capacities or to its successors or assigns) such default is, in the opinion of the Security Trustee, materially prejudicial to the interests of the Loan Note Holders; or

       9.1.3 Termination of Swap Agreement: the early termination, without replacement within 30 days or such termination, of any swap agreement entered into by Arran Funding Limited relating to payments under the Series of Notes relating to Series 2005-A; or

       9.1.4 Unsatisfied judgment: a judgment or order for the payment of any amount is rendered against the Loan Note Issuer and continues unsatisfied and unstayed for a period of 30 days after the date thereof or, if later, the date therein specified for payment; or

       9.1.5 Security enforced: a secured party takes possession or a receiver, administrative receiver, administrator, examiner, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of the Loan Note Issuer or an enforcement action is begun or execution is levied against any of the assets of the Loan Note Issuer; or

       9.1.6 Insolvency etc: (i) the Loan Note Issuer becomes insolvent or is unable to pay its debts as they fall due, (ii) an administrator or liquidator of the Loan Note Issuer or the whole or any part of the undertaking, assets and revenues of the Loan Note Issuer is appointed (or application for any such appointment is made), (iii) the Loan Note Issuer takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness or any guarantee of indebtedness given by it or (iv) the Loan Note Issuer ceases or threatens to cease to carry on all or any substantial part of its business; or

       9.1.7 Winding up etc: an order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the Loan
              Note Issuer is not taken, fulfilled or as the case may be, carried out; or

       9.1.8 Failure to take action etc: any action, condition or thing at any time required to be taken, fulfilled or done in order (i) to enable the Loan Note Issuer lawfully to enter into, exercise its rights and perform and comply with its obligations under and in respect of the Loan Notes and the Related Documents or (ii) to ensure that those obligations are legal, valid, binding and enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally and as such enforceability may be limited by the effect of general principles of equity) is not taken, fulfilled or done; or

       9.1.9 Unlawfulness: it is or will become unlawful for the Loan Note Issuer to perform or comply with any of its obligations under or in respect of the Loan Notes or the Related Documents; or

       9.1.10 Government intervention: (i) all or any substantial part of the undertaking, assets and revenues of the Loan Note Issuer is condemned, seized or otherwise appropriated by any person acting under the authority of any national, regional or local government or (ii) the Loan Note Issuer is prevented by any such person from exercising normal control over all or any substantial part of its undertaking, assets and revenues, the Security constituted by the Security Trust Deed in respect of such Series shall immediately become enforceable (as provided in the Security Trust Deed).

9.2 The Security Trustee shall not be bound to take any such proceedings or steps as are contemplated by any provision of Clause 8 of the Trust Deed or any other proceedings pursuant to or in connection with the Trust Deed or any relevant Loan Note Supplement, the Loan Notes or any of them or to give any notice pursuant to Loan Note Condition 9 unless directed or requested to do so by the Note Trustee of a particular Series and then only if it shall have been indemnified and/or secured to its satisfaction.

9.3 Subject to the Security Trustee being requested and/or directed by the Note Trustee of a particular Series and subject also to it having been indemnified and/or secured to its satisfaction following the occurrence of a Loan Note Event of Default in respect of that Series, the Security Trustee shall be required to demand all amounts of principal and interest owing in respect of the Loan Notes to be paid immediately and to take such steps as it shall think fit to enforce any security it holds in relation to a particular Series.

9.4    VARIATION OF LOAN NOTE EVENTS OF DEFAULT

       The Loan Note Events of Default set out in the Series 2005-A Loan Note Supplement shall apply without variation or amendment in respect of Series 2005-A.

9.5    REALISATION OF THE CHARGED ASSETS UPON REDEMPTION

       In the event of the Security constituted under the Security Trust Deed becoming enforceable, the Security Trustee shall, but in each case without any liability as to the consequence of such action and without having regard to the effect of, or being required to account for, such action to, the Secured Creditors in relation to such Series, have the right to enforce its rights under the Security Documents (including the appointment of a receiver), in relation to the relevant Charged Assets in relation to such Series only, provided that the Security Trustee shall not be required to take any action that would involve the Security Trustee in any personal liability or expense unless previously indemnified and/or secured to its satisfaction.

       The provisions of the Security Trust Deed are expressed to apply separately to each Series. Accordingly, the occurrence of a Loan Note Event of Default under one Series does not per se constitute and nor does it trigger a Loan Note Event of Default under any other Series.

10.    ENFORCEMENT

       (a) Only the Security Trustee may pursue the remedies available under the Security Trust Deed, the Conditions or any of the Transaction Documents to enforce the rights of the Secured Creditors in relation to the Charged Assets of the Series 2005-A. No Secured Creditor of such Series is entitled to proceed directly against the Loan Note Issuer or any assets of the Loan Note Issuer unless the Security Trustee, having become bound to proceed in accordance with the terms of the Trust Deed, any Loan Note Supplement, any Supplementary Security Document executed in relation to the Loan Notes or the Conditions, fails or neglects to do so within a reasonable period and such failure or neglect is continuing. However, the Security Trustee shall not be bound to take any action to enforce the Security or pursue the remedies available under the Security Trust Deed, the Conditions (including under Condition 9.2) or any of the Transaction Documents or otherwise take any action unless it is indemnified and/or secured to its satisfaction and has, if so required by the Conditions, been instructed to do so by the Priority Secured Creditor.

       (b) After the date falling three months after the Series Termination Date or, if earlier, realisation of the Security in respect of such Series which has become enforceable and distribution of the net proceeds thereof in accordance with

              Condition 3, neither the Security Trustee nor any Secured Creditor in respect of such Series may take any further steps against the Loan Note Issuer, or any of its assets to recover any sums due but unpaid in respect of the Loan Notes or otherwise and the relevant Related Agreement will provide that the Counterparty may not take any further steps against the Loan Note Issuer, or any of its assets to recover any sums due to it but unpaid in respect of the relevant Related Agreement in respect of such Series and all claims and all rights to claim against the Loan Note Issuer in respect of each such sum unpaid shall be extinguished.

       (c) No Secured Creditor, nor the Security Trustee on its behalf, may institute against, or join any person in instituting against the Loan Note Issuer any bankruptcy, winding-up, re-organisation, arrangement, insolvency or liquidation proceeding (except for the appointment of a receiver and manager pursuant to the terms of the Security Trust Deed) or other proceeding under any similar law nor shall any of them have any claim in respect of any such sums over or in respect of any assets of the Loan Note Issuer which are Security for any other Series. The Secured Creditors accept and agree that the only remedy of the Security Trustee against the Loan Note Issuer of any Series after any of the Loan Notes in a Series have become due and payable pursuant to Condition 9 is to enforce the Security for the Series 2005-A pursuant to the provisions of the Security Trust Deed and any Supplementary Security Document executed in relation to such Series.

       (d) The net proceeds of enforcement of the Security for the Series 2005-A may be insufficient to pay all amounts due to the Secured Creditors in respect of such Series, in which event claims in respect of all such amounts will be extinguished.

       (e)    No Loan Note Holder may institute any proceedings against the Loan
              Note Issuer to enforce its rights under or in respect of the Loan Notes or the Security Trust Deed or any relevant Loan Note Supplement unless (1) the Security Trustee has become bound to institute proceedings and has failed to do so within a reasonable time and (2) the failure is continuing. Each Loan Noteholder shall have the benefit of the mandatory provisions of the Trustee Indenture Act 1939.

11.    PRESCRIPTION

       Claims against the Loan Note Issuer for payment in respect of the Loan Notes shall be prescribed and become void unless made within ten years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect thereof.

12.    REPLACEMENT OF LOAN NOTES

       If any Loan Note is lost, stolen, mutilated, defaced or destroyed it may be replaced, subject to applicable laws and any relevant stock exchange requirements, at the specified office of the Loan Note Issuer, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Loan Note Issuer may require. Mutilated or defaced Loan Notes must be surrendered before replacements will be issued.

13. MEETINGS OF LOAN NOTE HOLDERS, MODIFICATION, WAIVER, AUTHORISATION AND SUBSTITUTION

13.1   MEETINGS OF LOAN NOTE HOLDERS

       The Trust Deed contains provisions for convening joint and separate meetings of each Class of Loan Note Holders to consider any matter affecting their interests, including the sanctioning by an Extraordinary Resolution of such Loan Note Holders of the relevant Class of any modification of the Loan Notes of the relevant Class (including these Conditions as they relate to the Loan Notes of such relevant class) or the provisions of any of the Transaction Documents, Provided that no Basic Term Modification (as defined in the Security Trust Deed) by the Loan Note Holders of any Class shall be effective unless such modification is sanctioned by an Extraordinary Resolution of the Loan Note Holders of the other classes of Loan Notes.

       The quorum at any meeting of the Loan Note Holders of any Class of Loan Notes for passing an Extraordinary Resolution shall be one or more persons holding or representing a clear majority of the aggregate Principal Amount Outstanding of the Loan Notes of the relevant Class; Provided however, that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification (as defined in the Security Trust Deed), the necessary quorum for passing an Extraordinary Resolution shall be one or more persons holding or representing 75 per cent., or more of the aggregate Principal Amount Outstanding of the Loan Notes of the relevant Class.

       Except in the case of a Basic Terms Modification (as defined in the Security Trust Deed), an Extraordinary Resolution of any Subordinated Secured Creditor shall only be effective if the Security Trustee is of the opinion that it will not be materially prejudicial to the interests of the Priority Secured Creditor or (if the Security Trustee is not of that opinion) it is sanctioned by an Extraordinary Resolution of the Priority Secured Creditor. Except in certain circumstances, the Trust Deed imposes no such limitations on the powers of the Priority Secured Creditor, the exercise of which will be binding on each subordinated Secured Creditor irrespective of the effect on their interests.

       An Extraordinary Resolution passed at any meeting of the Loan Note Holders of any Class of Loan Notes shall be binding on all Loan Note Holders of the relevant class, whether or not they are present at the meeting. The majority required for an Extraordinary Resolution, including the sanctioning of the Basic Terms Modification (as defined in the Security Trust Deed), shall be 75 per cent. of the votes cast on that Extraordinary Resolution.

13.2   MODIFICATION OR WAIVER

       The Security Trustee may agree, without the consent of the Loan Note Holders to (a) any modification (except a Basic Term Modification) of, or to the waiver or authorisation of any breach or proposed breach of, the Loan Notes including these Conditions or any Transaction Document, which is not, in the opinion of the Security Trustee, materially prejudicial to the interests of the Loan Note Holders or (b) any modification of the Loan Notes (including these Conditions) or any Transaction Document, which in the Security Trustee's opinion is to correct a manifest error or is of a formal minor or technical nature. Any such modification, waiver, authorisation or determination shall be binding on the Loan Note Holders and, unless the Security Trustee agrees otherwise, any such modification or waiver shall be notified to the Loan Note Holders in accordance with Condition 14 as soon as practicable thereafter.

13.3   SUBSTITUTION AND ADDITION

       As more fully set forth in the Trust Deed (and subject to the conditions and qualifications therein) subject to such amendment of the Trust Deed and such other conditions as the Security Trustee may require, but without the consent of the Loan Note Holders, the Security Trustee may also agree to the substitution of any other body corporate in place of the Loan Note Issuer as principal debtor under the Trust Deed and the Loan Notes and in the case of such a substitution or addition the Security Trustee may agree, without the consent of the Loan Note Holders, to a change of the law governing the Loan Notes and/or the Trust Deed provided that such change would not in the opinion of the Security Trustee be materially prejudicial to the interests of the Loan Note Holders. Any such substitution or addition shall be notified to the Loan Note Holders in accordance with Condition 14 as soon as practicable thereafter.

14.    NOTICES

(a) Notices to the Loan Note Holders shall be deemed to have been duly validly given if published in a leading English language daily newspaper published in London (which is expected to be the Financial Times). Any such notice shall be deemed to have been given on the date of first publication.

(b) Any notices specifying an Interest Amount, an amount of Additional Interest or of Deferred Interest, a Redemption Amount or a Principal Amount Outstanding shall be deemed to have been duly given if the information contained in such notice appears on the relevant page of the Reuters Screen, Bloomberg or such other medium for the electronic display of data as may be approved by the Security Trustee and notified to Loan Note Holders (the "RELEVANT SCREEN"). Any such notice shall be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph, then notice of the matters referred to in this Condition shall be given in accordance with the preceding paragraph.

15.    REGISTRAR

       The Registrar will act solely as agent of the Loan Note Issuer and will not otherwise assume any obligation or duty or relationship of agency or trust to or with the Loan Note Holders unless a Loan Note Event of Default has occurred, when it will act as agent of the Security Trustee. Such agreement may be amended by the parties thereto with the prior written approval of the Security Trustee subject to its obtaining the consent of the Loan Note Holders.

       The Loan Note Issuer reserves the right at any time with the consent of the Security Trustee to vary or terminate the appointment of the Registrar and to appoint another Registrar outside the United Kingdom. Notice of any termination or appointment and of any changes in specified offices will be given to the Loan Note Holders promptly by the Issuer in accordance with Condition 14.

16.    GOVERNING LAW

16.1   GOVERNING LAW

       The Trust Deed, the relevant Loan Note Supplement and the Loan Notes are governed by and shall be construed in accordance with English law save that those parts of the Trust Deed and the Loan Note Supplement concerned with the creation, subsistence or enforcement of the Loan Note Issuer Jersey Security Interest shall be governed by and construed in accordance with Jersey law.

16.2   SUBMISSION TO JURISDICTION

       The Loan Note Issuer has, in the Trust Deed, irrevocably agreed for the benefit of the Secured Creditors that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with the Loan Notes (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                     PART 2

              ADDITION TO CLAUSE 7 (LOAN NOTE ISSUER BANK ACCOUNTS)
                           OF THE SECURITY TRUST DEED

1.     ESTABLISHMENT AND MAINTENANCE OF SERIES 2005-A LOAN ACCOUNTS

1.1 The Loan Note Issuer shall procure the establishment and maintenance of the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account respectively.

1.2 The Loan Note Issuer shall record all monies received or payments made by it in respect of Series 2005-A in the manner set out in this Series 2005-A Loan Note Supplement and shall cause the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expense Account to be credited with the corresponding amounts.

1.3    The Loan Note Issuer shall ensure that:

       (a) Amounts received in the Series 2005-A Loan Note Issuer Distribution Account under the Series 2005-A Trust Supplement as a distribution to the Loan Note Issuer by the Receivables Trustee on such date in respect of the Investor Interest referable to Series 2005-A are credited to the relevant ledger on each Payment Date upon receipt of each payment under Clause 5.10 (Payments of Amounts representing Finance Collections), Clause 5.11 (Payments Principal Amounts on Transfer Dates) and Clause 5.15 (Available Spread);

       (b) the Series 2005-A Loan Note Issuer Expense Account will be credited on each Distribution Date with the Loan Note Issuer Costs Amount (and shall be debited from the Series 2005-A Loan Note Issuer Distribution Account in accordance with Clause 3.2.1(c)) and distributed by the Receivables Trustee to the Loan Note Issuer on such date in respect of the Investor Interest referable to Series 2005-A.

2.     APPLICATION OF MONIES ON EACH PAYMENT DATE/DISTRIBUTION DATE

       On each Payment Date, which for the avoidance of doubt shall in the case of Series 2005-A be the same day as the relevant Distribution Date, all moneys received or held by the Loan Note Issuer in the Series 2005-A Loan
       Note Issuer Distribution Account or, where specified, the Series 2005-A Loan Note Issuer Expense Account, shall be applied or transferred (and the relevant ledger debited) to make the following payments in the following order of priority, and in each case, only if and to the extent that payments or provisions of a higher order of priority have been made in full (other than in the event of a shortfall in relation to the satisfaction of the amounts detailed in items (a) to (c) below, in which case item (c) below will be paid in priority to item (b) below, to the extent of such shortfall):

       (a) an amount equal to the Trustee Payment Amount (as defined in the Series 2005-A Trust Supplement) referable to Series 2005-A to be paid to the Receivables Trustee as additional consideration for granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

       (b) in no order of priority between them, but pro rata according to the respective amounts thereof:

              (i) an amount equal to the Servicer Fee Payment Amount (as defined in the Series 2005-A Trust Supplement) to be paid to the Servicer;

              (ii) an amount equal to the Cash Management Fee Payment Amount (as defined in the Series 2005-A Trust Supplement) to be paid to the Receivables Trustee as additional consideration for the granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

       (c) an amount equal to the Loan Note Issuer Costs Amount referable to the Series 2005-A to be transferred to the Series 2005-A Loan Note Issuer Expense Account to be utilised in the discharge of such amounts;

       (d) an amount equal to the sum of the Class A Monthly Distribution Amount, Class B Monthly Distribution Amount and Class C Monthly Distribution Amount will be used by the Loan Note Issuer to pay interest due and unpaid on the Series 2005-A Loan Note shall be paid to the Series 2005-A Loan Note Holder.

       (e) on a Payment date during the Regulated Amortisation Period or the Rapid Amortisation Period, or on the Series 2005-A Scheduled Redemption Date, towards payment of principal amounts due and unpaid on the Loan Note allocated and identified by class/subclass shall be paid to the Series 2005-A Loan Note Holder, or to its order, with respect to Series 2005-A.

       (f) an amount equal to the Loss Makeup (default) Amount and Loss Makeup (charge off) Amount (each as defined in the Series 2005-A Trust Supplement) and any Refunded Utilised Principal Collections Amount (as defined in the Series 2005-A Trust Supplement) referable to the Series 2005-A to be paid to the Receivables Trustee as additional consideration for the granting of the Loan
              Note Issuer's Series 2005-AA interest in the Receivables Trust;

       (g) an amount equal to the Investor Indemnity Amount (as defined in the Series 2005-A Trust Supplement) for the Series 2005-A to be paid to the Receivables Trustee as additional consideration for the granting of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust;

       (h) an amount equal to the Loan Note Issuer Return (as defined in the Series 2005-A Trust Supplement) for the Series 2005-A transferred to the Series 2005-A Loan Note Issuer Expense Account in respect of that Series, to the credit the profit ledger of the Loan Note Issuer on the Series 2005-A Loan Note Issuer Expense Account;

       (i) amounts remaining after distribution in accordance with the payments made pursuant to items (a) to (h) above, if any, shall be identified as "Excess Spread" and be paid in respect of each series as further interest to the Issuer ("FURTHER INTEREST"); and

       (j) an amount equal to the Deferred Subscription Price, if any, received by the Loan Note Issuer on that Distribution Date from the Issuer in respect of a particular Series, ("DEFERRED SUBSCRIPTION PRICE AMOUNT") shall be paid to the Receivables Trustee in respect of that Series, identified as "Additional Consideration" for the grant of the Loan Note Issuer's Series 2005-A interest in the Receivables Trust.

On or prior to the fifth Business Day prior to the relevant Payment Date the Loan Note Issuer shall, if required, provide to the Series 2005-A Loan Note Holder a copy of part D (Information Regarding Sub-Class Allocations) of the Monthly Statement furnished to it by the Receivables Trustee in accordance with Clause 5.1 (Information Covenant) of the Loan Note Supplement, showing, where applicable, the notional allocations for each sub-class of the sums paid above to be used to allocate the amount of principal and interest paid under the loan note to be allocated to the relevant ledger within the Series 2005-A Issuer Distribution Account.

3.     APPLICATION OF MONIES POST ENFORCEMENT

3.1 Notwithstanding the security rights created by and pursuant to this Series 2005-A Loan Note Supplement but subject always to the provisions of the Jersey Security Law in respect of the Series 2005-A Loan Note Issuer Jersey Security Interest, the Security Trustee and each of the Secured Creditors hereby agrees, and the Loan Note Issuer concurs, that from the time of the service of an Enforcement Notice, no amount relating to Series 2005-A may be withdrawn from any of the Series 2005-A Loan Note Issuer Accounts except to the extent that it is applied in accordance with the order of priorities set out in Paragraph 2 or as otherwise permitted by the provisions of this Series 2005-A Loan Note Supplement or any other Transaction Document that is applicable after the giving of a Loan Note Enforcement Notice in relation to Series 2005-A.

3.2 Notwithstanding the security rights created by this Series 2005-A Loan Note Supplement, but subject always to the provisions of the Jersey Security Law in respect of the Series 2005-A Loan Note Issuer Jersey Security Interest, the Security Trustee and each of the Secured Creditors hereby agrees, and the Loan Note Issuer concurs, that any monies whatsoever recovered by each of them or on their behalf whether by the Security Trustee or otherwise after the giving of a Enforcement Notice in relation to Series 2005-A, shall be held on trust by them and forthwith paid to the Security Trustee (and pending such payment shall be held on trust for the Security Trustee) for application in accordance with the order of priorities set out in Paragraph 2 above (in each case only if and to the extent that payments of higher priority have been made in full).

                                   SCHEDULE 2

                              NOTICE OF ASSIGNMENT
    (FOR THE PURPOSES OF THE SECURITY INTERESTS (JERSEY) LAW 1983, AS AMENDED
                           (THE JERSEY SECURITY LAW))

To: person from whom assignor would have claimed collateral but for the assignment

From:  RBS Cards Securitisation Funding Limited (the "LOAN NOTE ISSUER")

and from: The Bank of New York, London Branch as security trustee (the "SECURITY TRUSTEE")

We hereby give you notice that by a Series 2005-A loan note supplement (the "SERIES 2005-A LOAN NOTE SUPPLEMENT") dated 15 December 2005 and made between the Loan Note Issuer, the Security Trustee, The Royal Bank of Scotland plc (as Transferor), Natwest (as Transferor), South Gyle Receivables Trustee Limited (as Receivables Trustee) and The Royal Bank of Scotland International Limited (as Registrar) supplemental to a Security Trust Deed dated 27 March 2000 and made between the foregoing parties, for the purposes of creating a security interest therein in favour of the Security Trustee in accordance with the Jersey Security Law, the Loan Note Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Security Trustee:

specify relevant property for the addressee

       (together, the "ASSIGNED PROPERTY")

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Loan Note Issuer may have given to you) to disclose to the Security Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Security Trustee.

We shall be grateful if you will sign and forward to the Security Trustee the enclosed form of acknowledgement.

Terms used in this notice will have the same meaning as in the Series 2005-A Loan Note Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:    o

........................................  .......................................

For and on behalf of the LOAN NOTE       Signed by o acting as attorney-in-fact
ISSUER as assignor under the Series      and on behalf of the SECURITY TRUSTEE
2005-A Loan Note Supplement and as       as secured party under the Series
debtor for the purposes of the Jersey    2005-A Loan Note Supplement and for
Security Law                             the purposes of the Jersey Security Law

                                 ACKNOWLEDGEMENT

To:    Arran Funding Limited

       The Bank of New York, London Branch

From:  addressee of Notice of Assignment

We hereby acknowledge receipt of a notice (the "NOTICE") dated o addressed to us by you and RBS Cards Securitisation Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date o



........................................
For and on behalf of

o

                                   SCHEDULE 3

                             THE ASSIGNED DOCUMENTS

                                    - NONE -

                                   SCHEDULE 4

                   PROGRAMME AMENDMENTS TO SECURITY TRUST DEED

The Security Trust Deed shall be amended and varied as follows:

(A)    Clauses 6.1, 6.2 and 6.3 shall be replaced as follows:

6.1    LOAN NOTES

       The Loan Note for each Series will be represented by a Loan Note Certificate in, or substantially in, the form set out in the relevant Loan Note Supplement. For the avoidance of doubt, a Series shall, unless specified in the relevant Loan Note Supplement consist of a single Loan Note.

6.2    SIGNING OF LOAN NOTES

       The Loan Note Certificates shall be signed manually or in facsimile by an Authorised Signatory of the Loan Note Issuer and shall not require authentication. Each such Loan Note Certificate so executed shall be a binding and valid obligation of the Loan Note Issuer. The Loan Note Issuer may adopt and use the signature of any person who, at the date of signing a Loan Note Certificate, is an Authorised Signatory of the Loan
       Note Issuer, notwithstanding that such person may for any reason (including death) have ceased to be an Authorised Signatory at the time of the creation and issue of the relevant Loan Note.

6.3    ISSUE OF LOAN NOTES

       6.3.1 An issue of Loan Notes may only be made by the Loan Note Issuer in accordance with this Deed and the terms of the relevant Loan Note Supplement and in any event with the consent of the Security Trustee, the Transferors and any Additional Transferor (such consent to be evidenced by the execution of the relevant Loan Note Supplement by the Security Trustee, the Transferors and any such Additional Transferor as set out in this Clause 6.3).

       6.3.2 On any Closing Date, the Loan Note Issuer shall procure the registration of the Loan Note in the name of the relevant initial Loan Note Holder with a subsequent transfer to the Note Trustee for such Series or its nominee and delivery of the appropriate Loan Notes to the Note Trustee under the relevant Deed of Charge. The Loan Note Issuer shall not so procure the delivery and the Note Trustee under the relevant Deed of Charge shall not accept the Loan Notes unless the following documents have been received by the Security Trustee in form and substance satisfactory to it:

              (1) a Loan Note Supplement in respect of the Series of Loan Notes to be issued satisfying the criteria set out in Clause 6.4 executed by each of the parties thereto (including the Transferors, any Additional Transferor and the Loan Note Issuer) and specifying the Principal Terms of such Series and the supplements, amendments and variations to this Deed as a consequence thereof;

              (2) any applicable Enhancement, as specified in such Loan Note Supplement;

              (3) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide its Enhancement, if any;

              (4) solvency certificate signed by a duly authorised signatory and dated the Closing Date, from each of the Transferors and any Additional Transferor and the Loan Note Issuer;

              (5) such legal opinions as the Security Trustee may reasonably require; and

              (6) each other document set out in the relevant Signing and Closing Agenda.

(B) The words at Clause 5.1 "Loan Noteholder's Jersey Corporate Services Agreement" shall be deleted and replaced with "Loan Note Issuer's Jersey Corporate Services Agreement".

The words "Loan Noteholder's Jersey Corporate Services Agreement" in the definition of "Loan Noteholder's Jersey Corporate Services Agreement" shall be deleted and replaced with "Loan Note Issuer's Jersey Corporate Services Agreement".

The following clause shall be inserted at Clause 5.1 and Clause 5.6 after the words "Loan Note Issuer's Jersey Corporate Services Agreement":

       ", the Loan Note Issuer Account Bank Agreement and the Jersey Account Bank Operating Agreement, and the beneficiaries deed entered into between the Investor Beneficiary and the Receivables Trustee dated 16 November 2005, (the "BENEFICIARIES DEED"), each to the extent not situate in Jersey".

(C) the following wording shall be inserted as a new Clause 8.4.3:

       "8.4.3 A "LOAN NOTE ENFORCEMENT NOTICE" means the notice to be served upon the Loan Note Issuer pursuant to this Clause 8.4.".

(D) Schedule 1 (Form of Loan Certificate) and Schedule 2 (Terms and Conditions of the Loan Notes) shall be deleted in their entirety.

                                   SCHEDULE 5

               NOTICE OF ASSIGNMENT - LNI - 2005-A TRUST PROPERTY

   (FOR THE PURPOSES OF THE SECURITY INTEREST (JERSEY) LAW, 1983) AS AMENDED)
                          (THE "JERSEY SECURITY LAW")

To:           South Gyle Receivables Trustee Limited (the "Receivables Trustee")

From:         RBS Cards Securitisation Funding Limited (the "Loan Note Issuer")

And From:     The Bank of New York, London Branch, as security trustee
              (the "Security Trustee")

We hereby give you notice that by a Series 2005-A loan note supplement (the "Series 2005-A Loan Note Supplement") dated 15 December 2005 and made between the Loan Note Issuer (1), the Security Trustee (2), The Royal Bank of Scotland plc (as Transferor) (3), National Westminster Bank Plc (as Transferor) (4), South Gyle Receivables Trustee Limited (as Receivables Trustee) (5), and The Royal Bank of Scotland International Limited (as Registrar) (6) supplemental to a Security Trust Deed dated 27th March 2000 and made between the foregoing parties, for the purposes of creating a security interest therein in favour of the Security Trustee in accordance with the Jersey Security Law, the Loan Note Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Security Trustee:

all its right, title and interest, both legal and beneficial (and all rights and interests arising in respect thereof) in the Loan Note Issuer Series 2005-A Trust Property (the "Assigned Property").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Loan Note Issuer may have given to you) to disclose to the Security Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Security Trustee.

We shall be grateful if you will sign and forward to the Security Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the Series 2005-A Loan Note Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:

........................................  .......................................
For and on behalf of the Loan Note       Signed by
Issuer as assignor under the Series      For and on behalf of the Security
2005-A Loan Note Supplement and as       Trustee as secured party under the
debtor for the purposes of the Jersey    Series 2005-A Loan Note Supplement and
Security Law                             for the purposes of the Jersey
                                         Security Law

Acknowledgement

To:           RBS Cards Securitisation Funding Limited

              The Bank of New York, London Branch

From:         South Gyle Receivables Trustee Limited

We hereby acknowledge receipt of a notice (the "Notice") dated 15 December 2005 addressed to us by you.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:

........................................
For and on behalf of

South Gyle Receivables Trustee Limited

                                   SCHEDULE 6

                NOTICE OF ASSIGNMENT - LNI - RELEVANT AGREEMENTS

   (FOR THE PURPOSES OF THE SECURITY INTEREST (JERSEY) LAW, 1983) AS AMENDED)
                          (THE "JERSEY SECURITY LAW")

To:           [                       ]

From:         RBS Cards Securitisation Funding Limited (the "Loan Note Issuer")

And From:     The Bank of New York, London Branch, as security trustee
              (the "Security Trustee")

We hereby give you notice that by a Series 2005-A loan note supplement (the "Series 2005-A Loan Note Supplement") dated 15 December 2005 and made between the Loan Note Issuer (1), the Security Trustee (2), The Royal Bank of Scotland plc (as Transferor) (3), National Westminster Bank Plc (as Transferor) (4), South Gyle Receivables Trustee Limited (as Receivables Trustee) (5), and The Royal Bank of Scotland International Limited (as Registrar) (6) supplemental to a Security Trust Deed dated 27th March 2000 and made between the foregoing parties, for the purposes of creating a security interest therein in favour of the Security Trustee in accordance with the Jersey Security Law, the Loan Note Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Security Trustee:

all its right, title, interest and benefit present and future in and to any agreement relating solely to Series 2005-A which the Loan Note Issuer is or may at any time be expressed to have the benefit of or to have any rights under or to have any other interest in and to both the documents listed in Schedule 3 of the Series 2005-A Loan Note Supplement and to any other agreement or document relating to Series 2005-A (other than for the avoidance of doubt the Receivables Trust Deed and Trust Cash Management Agreement, as supplemented by the Series 2005-A Trust Supplement and the Loan Note Issuer Corporate Services Agreement) which the Loan Note Issuer is or may at any time be, expressed to have the benefit of or to have any rights under or to have any other interest in unless otherwise charged or secured by way of security under Clause

4.4 of the Series 2005-A Loan Note Supplement, (including, without limitation, all supplements and accretions thereto, all rights to receive payment of any amounts which may become payable thereunder and all payments received by the Loan Note Issuer thereunder and all items expressed to be held on trust for the Loan Note Issuer thereunder or comprised therein, all rights to serve notices or give consents and directions or make demands thereunder or take such steps as are required to cause payments to become due and payable thereunder and all rights of actions in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof) (together the "Assigned Property").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Loan Note Issuer may have given to you) to disclose to the Security Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Security Trustee.

We shall be grateful if you will sign and forward to the Security Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the Series 2005-A Loan Note Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:  [                               ]

........................................  .......................................


For and on behalf of the Loan Note       Signed by
Issuer as assignor under the Series      For and on behalf of the Security
2005-A Loan Note Supplement and as       Trustee as secured party under the
debtor for the purposes of the Jersey    Series 2005-A Loan Note Supplement and
Security Law                             for the purposes of the Jersey
                                         Security Law

Acknowledgement

To:           RBS Cards Securitisation Funding Limited

              The Bank of New York, London Branch

From:         [                       ]

We hereby acknowledge receipt of a notice (the "Notice") dated [               ]
addressed to us by you and RBS Cards Securitisation Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:  [                              ]

........................................  .......................................

For and on behalf of                     For and on behalf of

[                                     ]  [                                     ]

........................................  .......................................

For and on behalf of                     For and on behalf of

[                                     ]  [                                     ]

........................................  .......................................

For and on behalf of                     For and on behalf of

[                                     ]  [                                     ]

........................................  .......................................

For and on behalf of                     For and on behalf of

[                                     ]  [                                     ]

........................................
Signed by for and on behalf of

[                                     ]

                                   SCHEDULE 7

                NOTICE OF ASSIGNMENT - LNI - JERSEY BANK ACCOUNTS

   (FOR THE PURPOSES OF THE SECURITY INTEREST (JERSEY) LAW, 1983) AS AMENDED)
                          (THE "JERSEY SECURITY LAW")

To:           The Royal Bank of Scotland International Limited

From:         RBS Cards Securitisation Funding Limited (the "Loan Note Issuer")

And From:     The Bank of New York, London Branch, as security trustee
              (the "Security Trustee")

We hereby give you notice that by a Series 2005-A loan note supplement (the "Series 2005-A Loan Note Supplement") dated 15 December 2005 and made between the Loan Note Issuer (1), the Security Trustee (2), The Royal Bank of Scotland plc (as Transferor) (3), National Westminster Bank Plc (as Transferor) (4), South Gyle Receivables Trustee Limited (as Receivables Trustee) (5), and The Royal Bank of Scotland International Limited (as Registrar) (6) supplemental to a Security Trust Deed dated 27th March 2000 and made between the foregoing parties (the "Security Trust Deed "), for the purposes of creating a security interest therein in favour of the Security Trustee in accordance with the Jersey Security Law, the Loan Note Issuer has assigned the following property to the extent that the same is situate in Jersey at any relevant time to the Security
Trustee:

all its right, title, interest and benefit present and future in and to the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan
Note Issuer Expenses Account and to any Additional Loan Note Issuer Accounts for Series 2005-A (as such term is defined in Clause 7.1 of the Security Trust Deed which may at any time be opened in accordance with Clause 7.1 of the Security Trust Deed) and in and to which all sums of money which may now or hereafter from time to time be credited to the Series 2005-A Loan Note Issuer Distribution Account and the Series 2005-A Loan Note Issuer Expenses Account or in respect of any amounts representing or derived from the Loan Note Issuer Series 2005-A Trust Property to any bank or other accounts in which the Loan Note Issuer may at any time have or acquire any right, title, interest or benefit together with all interest accruing from time to time thereon and the debts represented thereby and all its right, title, interest and benefit present and future therein (together, the "Assigned Property").

We irrevocably and unconditionally authorise and instruct you (notwithstanding any previous instructions of any kind which the Loan Note Issuer may have given to you) to disclose to the Security Trustee such information relating to the Assigned Property as it may from time to time require.

This notice may not be varied or revoked without the prior consent of the Security Trustee.

We shall be grateful if you will sign and forward to the Security Trustee the enclosed form of acknowledgement.

Terms used in this notice shall have the same meaning as in the Series 2005-A Loan Note Supplement unless otherwise defined in this notice or the context requires otherwise.

This notice shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

........................................  .......................................

For and on behalf of the Loan Note     Signed by
Issuer as assignor under the Series    For and on behalf of the Security
2005-A Loan Note Supplement and as     Trustee as secured party under the
debtor for the purposes of the Jersey  Series 2005-A Loan Note Supplement and
Security Law                           for the purposes of the Jersey
                                       Security Law

Acknowledgement

To:           Arran Funding Limited

              The Bank of New York, London Branch

From:         The Royal Bank of Scotland International Limited

We hereby acknowledge receipt of a notice (the "Notice") dated 15 December 2005 addressed to us by you and RBS Cards Securitisation Funding Limited.

We confirm that we accept the authorisations and instructions contained in the Notice and we undertake to act in accordance and comply with the terms of the Notice.

Terms used herein shall, unless the context requires otherwise, have the same meaning as in the Notice.

This acknowledgement shall be governed by and construed in accordance with the laws of Jersey.

Date:  15 December 2005

........................................

For and on behalf of

                The Royal Bank of Scotland International Limited

                               EXHIBIT A - PART I

            FORM OF SERIES 2005-A LOAN NOTE FOR ARRAN FUNDING LIMITED

                    RBS CARDS SECURITISATION FUNDING LIMITED

              (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 76199)

          (POUND)O SERIES 2005-A CLASS A, CLASS B AND CLASS C LOAN NOTE

                   SCHEDULED REDEMPTION DATE 15 DECEMBER 2010

Constituted by the Security Trust Deed dated 27 March 2000, as amended, between, among others, RBS Cards Securitisation Funding Limited ("RBS CARDS"), The Royal Bank of Scotland plc and National Westminster Bank Plc (the "SECURITY TRUST DEED").

  NOT AN INTEREST IN OR RECOURSE OBLIGATION OF THE ROYAL BANK OF SCOTLAND PLC
                        OR NATIONAL WESTMINSTER BANK PLC

This certifies that upon execution of this Series 2005-A Loan Note in accordance with the Security Trust Deed, RBS Cards, for value received and subject to and in accordance with the Conditions in the Series 2005-A Loan Note Supplement, promises to pay to the Registered Holder (as defined below), as holder of the Series 2005-A Loan Note the principal sum of (pound)o plus interest thereon, in the amount and in the manner set out in the Security Trust Deed as supplemented by the Series 2005-A Loan Note Supplement dated 15 December 2005 to the Security Trust Deed.

Terms defined in the Master Framework Agreement and the Series 2005-A Loan Note Supplement shall have the same meaning in this Series 2005-A Loan Note.

This Loan Note is unsubordinated and has no Enhancement, other than the Enhancement set out in the Series 2005-A Supplement dated 15 December 2005 to the Receivables Trust Deed And Trust Cash Management Agreement.

PLEASE NOTE THE FOLLOWING:

1. No transfer of this Series 2005-A Loan Note shall be permitted except in accordance with Clause 4 of the Security Trust Deed and the Conditions.

2. The entries in the Loan Note Register shall be conclusive in the absence of manifest error but subject to the provisions of Clause 2.1(a) of the Series 2005-A Loan Note Supplement.

3.     This Loan Note is evidence of entitlement only.

4. Only the Registered Holder is entitled to payments in respect of the Series 2005-A Loan Note represented by this Loan Note and title to this Series 2005-A Loan Note passes only on due registration in the Loan Note Register.

IN WITNESS WHEREOF, RBS Cards has executed this Series 2005-A Loan Note as a deed.

RBS CARDS SECURITISATION FUNDING LIMITED

By:

       Name:

       Title:                 Director

in the presence of:

Date:

                               EXHIBIT A - PART II

              FORM OF SERIES 2005-A LOAN NOTE FOR SUBSEQUENT HOLDER

                    RBS CARDS SECURITISATION FUNDING LIMITED
              (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 76199)

          (POUND)o SERIES 2005-A CLASS A, CLASS B AND CLASS C LOAN NOTE
                   SCHEDULED REDEMPTION DATE 15 DECEMBER 2007

Constituted by the Security Trust Deed dated 27 March 2000 between, among others, RBS Cards Securitisation Funding Limited ("RBS CARDS"), The Royal Bank of Scotland plc and National Westminster Bank Plc (the "SECURITY TRUST DEED").

   NOT AN INTEREST IN OR RECOURSE OBLIGATION OF THE ROYAL BANK OF SCOTLAND PLC
                        OR NATIONAL WESTMINSTER BANK PLC

This certifies that upon execution of this Series 2005-A Loan Note in accordance with the Security Trust Deed, RBS Cards, for value received and subject to and in accordance with the Conditions in the Series 2005-A Loan Note Supplement, promises to pay to the Registered Holder (as defined below), as holder of the Series 2005-A Loan Note the principal sum of (pound)o plus interest thereon, in the amount and in the manner set out in the Security Trust Deed as supplemented by the Series 2005-A Loan Note Supplement dated 15 December 2005 to the Security Trust Deed.

Terms defined in the Master Framework Agreement and the Series 2005-A Loan Note Supplement shall have the same meaning in this Series 2005-A Loan Note.

This Loan Note is unsubordinated and has no Enhancement, other than the Enhancement set out in the Series 2005-A Supplement dated 15 December 2005 to the Receivables Trust Deed And Trust Cash Management Agreement.

PLEASE NOTE THE FOLLOWING:

1. No transfer of this Series 2005-A Loan Note shall be permitted except in accordance with Clause 4 of the Security Trust Deed and the Conditions.

2. The entries in the Loan Note Register shall be conclusive in the absence of manifest error but subject to the provisions of Clause 2.1(a) of the Series 2005-A Loan Note Supplement.

3.     This Loan Note is evidence of entitlement only.

4. Only the Registered Holder is entitled to payments in respect of the Series 2005-A Loan Note represented by this Loan Note and title to this Series 2005-A Loan Note passes only on due registration in the Loan Note Register.

IN WITNESS WHEREOF, RBS Cards has executed this Series 2005-A Loan Note as a deed.

RBS CARDS SECURITISATION FUNDING LIMITED

By:

       Name:

       Title:                  Director

in the presence of:

Date:

                                FORM OF TRANSFER

FOR VALUE RECEIVED..............................  being the registered holder of this Loan Note Certificate, hereby transfers to.................................
.................................................................................
of..............................................................................
...................


(pound)..................................... in principal amount of the (pound)o
Series 2005-A Class A, Class B, Class C Loan Note (the "LOAN NOTE") of RBS Cards Securitisation Funding Limited (the "ISSUER") and irrevocably requests and authorises The Royal Bank of Scotland International Limited ("THE Registrar"), in its capacity as registrar in relation to the Loan Notes (or any successor to the Registrar in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated: ................................


By:    ................................
       (duly authorised)

RESTRICTIONS ON TRANSFER

Any Loan Note Holder may make a transfer of the whole (but not of any part) of its Loan Note or create or grant any Encumbrance in respect of such Loan Note only with the prior written consent of the Security Trustee, the Transferors and any Additional Transferor (such consent not to be unreasonably withheld) Provided, however that no such transfer or Encumbrance will be permitted unless:

(i) The Loan Note Issuer shall have received, prior to such transfer or Encumbrance taking effect, written confirmation from the Person to which such transfer is to be made or in whose favour such Encumbrance is to be granted or created of that such transfer or Encumbrance will not cause the holder of the relevant Loan Note to be a person other than a person in the United Kingdom;

(ii) such transfer or Encumbrance will not cause the number of Persons in whose names the Loan Note will or have been registered in the Loan Note Register to exceed ten; and

(iii) the Loan Note Holder making such transfer or subjecting the Loan Note to such Encumbrance shall be solely responsible for any costs, expenses or taxes (excluding any stamp duty amount which shall be incurred by the Person to whom the Loan Note is transferred) which are incurred by the Loan Note Issuer, the Loan Note Holder or any other Person in relation to such transfer or Encumbrance.

Capitalised terms used in this Form of Transfer shall bear the same meanings as set out in the Security Trust Deed.

LOAN NOTE ISSUER

EXECUTED as a Deed by                       )
RBS CARDS SECURITISATION FUNDING            )
LIMITED                                     )
by a director                               )
in the presence of:                         )


                                            PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                            200 Aldersgate Street
                                            London EC1A 4JJ

TRANSFERORS

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND PLC              )
acting by its duly authorised attorney      )
in the presence of:                         )




EXECUTED as a Deed by                       )
NATIONAL WESTMINSTER BANK PLC               )
acting by its duly authorised attorney      )
in the presence of:                         )


TRANSFEROR BENEFICIARIES

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND PLC              )
acting by its duly authorised attorney      )
in the presence of:                         )




EXECUTED as a Deed by                       )
NATIONAL WESTMINSTER BANK PLC               )
acting by its duly authorised attorney      )
in the presence of:                         )

TRUST CASH MANAGER

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND PLC              )
acting by its duly authorised attorney      )
in the presence of:                         )





SERVICER

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND PLC              )
acting by its duly authorised attorney      )
in the presence of:





SECURITY TRUSTEE

EXECUTED as a Deed by             acting as )
Attorney-in-fact and on behalf of           )
THE BANK OF NEW YORK, LONDON BRANCH         )
in the presence of:                         )

RECEIVABLES TRUSTEE

EXECUTED as a Deed by                       )
SOUTH GYLE RECEIVABLES TRUSTEE              )
FUNDING LIMITED                             )
acting by a director                        )
in the presence of:                         )
                                            PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                            200 Aldersgate Street
                                            London EC1A 4JJ

REGISTRAR

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND                  )
INTERNATIONAL LIMITED                       )
acting by its duly authorised signatory     )
in the presence of:                         )

                                            PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                            200 Aldersgate Street
                                            London EC1A 4JJ

ACCOUNT BANK

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND                  )
INTERNATIONAL LIMITED                       )
acting by its duly authorised signatory     )
in the presence of:                         )

                                            PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                            200 Aldersgate Street
                                            London EC1A 4JJ

JERSEY BANK ACCOUNT OPERATOR

EXECUTED as a Deed by                       )
THE ROYAL BANK OF SCOTLAND                  )
INTERNATIONAL LIMITED                       )
acting by its duly authorised signatory     )
in the presence of:                         )

                                            PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                            200 Aldersgate Street
                                            London EC1A 4JJ